Putnam
Small Cap
Growth Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-04

[GRAPHIC OMITTED: ZEPHYR CAR]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 17, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. With these new Trustees in place, we also announce the retirement of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 16, 2005


Report from Fund Management

Fund highlights

 * For the six months ended December 31, 2004, Putnam Small Cap Growth Fund's class A shares returned 9.31% without sales charges and 3.57% with maximum sales charges reflected.

 * For the period, the fund's primary benchmark, the Russell 2000 Growth Index, returned 8.16%. Its secondary benchmark, the Russell 2500 Growth Index, returned 8.47%.

 * The average return for the fund's Lipper category, Small-Cap Growth Funds, was 7.08%.

 * See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 12/31/04
--------------------------------------------------
Class A
(inception 12/31/97)         NAV       POP
--------------------------------------------------
6 months                    9.31%     3.57%
--------------------------------------------------
1 year                     16.58     10.47
--------------------------------------------------
5 years                    -1.90     -7.05
Annual average             -0.38     -1.45
--------------------------------------------------
Annual average            235.77    218.18
(life of fund)             18.88     17.97
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

Performance commentary

Bolstered by historically low interest rates and improving investor sentiment, stocks of small-cap companies turned in strong performance for the six-month period. Despite modest increases during the period, interest rates remained relatively low, providing a high degree of liquidity -- a condition that tends to benefit small companies. Investor sentiment, which had soured early in the period on rising oil prices and uncertainty about the outcome of the U.S. presidential election, turned positive in November as a clear election-winner emerged and oil prices began to fall.

Our disciplined approach to identifying small-cap growth opportunities and managing risk enabled the fund to outperform at net asset value
(NAV) both its primary and secondary benchmarks, as well as the average for its Lipper peer group. We attribute this to the success of our fundamental analysis and quantitative techniques that have enabled us to target rewarding opportunities among small-cap growth stocks.

FUND PROFILE

Putnam Small Cap Growth Fund invests mainly in small U.S. companies believed to have the potential for strong growth. The fund targets stocks across a range of industry sectors. It may be appropriate for investors who are seeking capital appreciation potential from stocks of small companies.


Market overview

Your fund began its 2005 fiscal year just as the Federal Reserve Board (the Fed) had begun its long-anticipated policy to bring interest rates, which had been at historic lows, back to more normal levels. The Fed uses interest-rate levels to control the pace of economic growth, raising rates when it believes that economic growth rates may lead to higher-than-desired inflation and lowering rates when it believes that the pace of economic growth is too slow. As the economy seemed to be growing at an above-average rate, the Fed acted to slow growth gradually during the period, increasing short-term interest rates five times, in 0.25% increments, between June 30, 2004, and period-end.

Interestingly, after the Fed initiated its interest-rate increase policy, investor concerns, which had been focused on the potentially negative impact of rising rates on stock prices, shifted to the negative effect of rising oil prices and uncertainty over the presidential election. Oil prices rose through mid-October, reaching a record high level of nearly $56 per barrel as worldwide demand was increasing and traders worried about political problems in supplier countries such as Iraq, Russia, and Venezuela. In this environment, equities traded within a narrow range, fluctuating according to the direction of oil prices and U.S. political polls.

Once the tension surrounding the U.S. presidential election was resolved, equity prices rose as investors responded favorably to declining oil prices, generally robust corporate earnings data, and solid-but-not-spectacular economic data. By the end of the period, major equity indexes had reached levels not experienced since 2001.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 12/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                 8.16%
-------------------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks of small and
midsize companies)                                                      8.47%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      7.19%
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                 11.08%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.18%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.61%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 12.06%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/04.
-------------------------------------------------------------------------------


Strategy overview

Your fund relies primarily on bottom-up stock-picking to pursue returns in excess of its benchmark. Although top-down macroeconomic, market, and sector analysis is part of our process, it is secondary to our stock-picking focus. The team uses time-tested quantitative techniques to examine our small-cap growth universe for opportunities. This process seeks to value companies based on the relationship between long-term historical fundamentals -- such as earnings, cash flow, and enterprise value -- and stock prices. It also scrutinizes the quality of earnings and earnings revisions over time. Companies that rank highly are then subjected to rigorous fundamental analysis. We target companies that, based on our evaluation, have skilled management teams and solid business models, such as those that occupy well-defined niches in rapidly growing industries. From that group, we select stocks that appear attractively priced relative to their potential.

Accompanying our stock selection criteria are risk controls that call for selling positions to capture profits when appropriate price points are reached. These risk controls also help limit individual position sizes as well as sector and industry over/underweights relative to the benchmark, supporting our efforts to keep the portfolio broadly diversified across a range of industries and sectors. We believe this research-intensive, risk-aware approach is the key to consistently achieving the fund's investment objective of capital growth.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 6/30/04       as of 12/31/04
Medical
technology                     8.2%                6.3%

Retail                         8.3%                6.3%

Health-care
services                       4.4%                5.8%

Software                       5.3%                5.4%

Banking                        3.1%                4.7%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

How fund holdings affected performance

Consistent with the fund's strategy of pursuing growth opportunities across industries and sectors, contributors to the fund's strong relative performance for the six-month period came from wide variety of small companies.

There were several holdings in the consumer cyclicals sector that were standout performers during the six-month period. Coldwater Creek, a specialty direct mail retailer, was a strong relative performer. The company's stock price advanced due to sound fundamentals and its history of steady growth. Also in this sector, Lions Gate Entertainment, a film producer whose strategy is to purchase inexpensive, high-quality films and market and distribute them effectively, continues to be a solid above-benchmark performer for the fund. In addition, Bluegreen, a leading provider of leisure products and services, was among the top contributors on an individual security basis for the period as investors responded to continued robust sales growth in the company's Bluegreen Resorts and Bluegreen Communities divisions. Some holdings within the consumer staples sector disappointed, including Cal-Maine Foods, one of the largest producers and sellers of eggs. Cal-Maine's stock price did not keep pace with the market as the low-carbohydrate diet craze subsided and demand for eggs fell. The fund still owns a position in this stock, as we believe it remains relatively attractive at current valuation levels given its market position and longer-term growth potential.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

(Percent of fund's net assets of 12/31/04)

 1 K-Swiss, Inc. Class A (1.4%)
   Textiles

 2 Sybron Dental Specialties, Inc. (1.2%)
   Medical technology

 3 DiamondCluster International, Inc. Class A (1.1%)
   Technology services

 4 Yankee Candle Co., Inc. (The) (1.0%)
   Consumer goods

 5 Dade Behring Holdings, Inc. (1.0%)
   Medical technology

 6 Kulicke & Soffa Industries, Inc. (0.9%)
   Electronics

 7 J. B. Hunt Transport Services, Inc. (0.9%)
   Shipping

 8 Salix Pharmaceuticals, Ltd. (0.9%)
   Pharmaceuticals

 9 Comtech Telecommunications (0.9%)
   Communications equipment

10 United Therapeutics Corp. (0.9%)
   Pharmaceuticals

Footnote reads:
The fund's holdings will change over time.

In the health-care sector, holdings in the medical technology industry were outstanding performers during the six-month period. The stock price of Atherogenics, maker of advanced therapeutics for diseases of chronic inflammation (e.g., atherosclerosis, rheumatoid arthritis, and asthma), rose as investors learned of the growing effectiveness of the com pany's small-molecule therapies. United Therapeutics, a pharmaceutical company focused on develop ing therapies for the treatment of conditions in cardiovascular, oncology, and infectious diseases areas, was among the top individual contributors during the period. The FDA's November approval of the intravenous dosing of Remodulin, a drug designed to treat pulmonary arterial hypertension, helped to fuel the advance of United Therapeutics' stock price. Not all holdings in the health-care sector were positive contributors, however. The stock price of VISX, a maker of the surgical equipment for laser vision correction, turned in below-benchmark returns as the company's CustomVue technology did not receive FDA approval as quickly as investors had hoped. We sold the fund's position as it no longer met our growth criteria.

A number of holdings in the technology sector, traditionally a strong source of small-cap growth opportunities, were solid contributors to the fund's relative outperformance during the period. Volterra Semiconductor, which designs, develops, and markets power management semiconductors, was the single largest contributor to relative results on an individual security basis. Volterra's products transform, regulate, deliver, and manage the power consumed by semiconductors. Rofin-Sinar Technologies, which designs and builds lasers that are used for cutting, welding, and making a wide range of industrial materials, was another strong contributor to fund performance as its stock price rose due to continued strong sales and earnings. In November, Rofin-Sinar announced that net sales and net income for the fiscal year ended September 30, 2004, were up 25% and 112%, respectively, from 2003 levels.

The fund's modest overweight to the communications services sector versus its primary benchmark detracted from results for the period, as companies such as Sierra Wireless, a rural wireless provider, did not meet service growth expectations. Other detractors within this sector included Wireless Facilities, which provides outsource services for wireless carriers and equipment vendors, and Aspect Communications, a provider of business communications solutions such as call centers and the technology that supports them. We sold Wireless Facilities, as its below-expectation growth rates triggered our sell discipline, but we maintained a position in Aspect Communications as we have confidence in the business model and management team and believe it will meet our longer-term expectations.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Despite the rally of the closing months of 2004, our market strategists believe the most likely prognosis for average market returns over the next several years is one of modest, single-digit gains. In this environment, we believe the relative winners will be stocks characterized by "tangible value": reasonable valuation, understandable business models, organizational transparency, cash operating earnings, and the ability to pay dividends. These markers of tangible value should help us distinguish the strongest potential performers across sectors, market-capitalization tiers, and styles.

We believe there are a number of near-term vulnerabilities for stocks in 2005. Chief among these is the current remarkably low level of market volatility, signaling investor complacency, and the likelihood of continued Fed tightening. In an environment of low volatility, when investors are seeking signals about the likely direction of the economy or markets, economic or corporate data reports as well as external political events are more likely to affect market levels.

Whatever macro conditions persist, we will maintain our primary focus on the merits of individual companies. We will continue to use rigorous fundamental and quantitative techniques as we seek to identify stocks of high-quality, well-positioned, and reasonably valued companies with superior earnings growth.

-----------------------------------------------------------------------
The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Small and Emerging Growth Team. Richard Weed is the Portfolio Leader, and Anthony Sutton is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended December 31.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                   $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -    $1,000,001
                   Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000    and over
-------------------------------------------------------------------------------------------------------------
Richard Weed       2004                          *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader   2003                          *
-------------------------------------------------------------------------------------------------------------
Anthony Sutton     2004                          *
-------------------------------------------------------------------------------------------------------------
Portfolio Member   N/A
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 12/31/03.



Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund and Putnam OTC & Emerging Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Richard Weed and Anthony Sutton may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended December 31, 2004, Portfolio Leader Anthony Sellitto and Portfolio Members Dan Miller and Roland Gillis left your fund's management team. Richard Weed, who had been a Portfolio Member, became the Portfolio Leader of your fund and Anthony Sutton became a Portfolio Member.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.



-----------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-----------------------------------------------------------------------------------------------------
                                                      $1 -        $10,001 -   $50,001 -    $100,001
                                      Year     $0     $10,000     $50,000     $100,000     and over
-----------------------------------------------------------------------------------------------------
Philippe Bibi                         2004      *
-----------------------------------------------------------------------------------------------------
Chief Technology Officer              2003      *
-----------------------------------------------------------------------------------------------------
John Boneparth                        2004                *
-----------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt     2003                *
-----------------------------------------------------------------------------------------------------
Kevin Cronin                          2004      *
-----------------------------------------------------------------------------------------------------
Deputy Head of Investments            N/A
-----------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.                 2004                            *
-----------------------------------------------------------------------------------------------------
President and CEO                     2003      *
-----------------------------------------------------------------------------------------------------
Amrit Kanwal                          2004                            *
-----------------------------------------------------------------------------------------------------
Chief Financial Officer               N/A
-----------------------------------------------------------------------------------------------------
Steven Krichmar                       2004      *
-----------------------------------------------------------------------------------------------------
Chief of Operations                   N/A
-----------------------------------------------------------------------------------------------------
Francis McNamara, III                 2004                                         *
-----------------------------------------------------------------------------------------------------
General Counsel                       N/A
-----------------------------------------------------------------------------------------------------
Richard Monaghan                      2004                                         *
-----------------------------------------------------------------------------------------------------
Head of Retail Management             2003                                         *
-----------------------------------------------------------------------------------------------------
Stephen Oristaglio                    2004      *
-----------------------------------------------------------------------------------------------------
Head of Investments                   2003      *
-----------------------------------------------------------------------------------------------------
Richard Robie, III                    2004                                                      *
-----------------------------------------------------------------------------------------------------
Chief Administrative Officer          N/A
-----------------------------------------------------------------------------------------------------
N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended December 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception date)               12/31/97              3/18/02               3/18/02               3/18/02          12/1/03
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                   9.31%      3.57%      8.91%      3.91%      8.91%      7.91%      9.00%      5.18%      9.17%
--------------------------------------------------------------------------------------------------------------------------
1 year                    16.58      10.47      15.73      10.73      15.73      14.73      16.03      11.94      16.32
--------------------------------------------------------------------------------------------------------------------------
5 years                   -1.90      -7.05      -5.50      -7.11      -5.50      -5.50      -4.28      -7.64      -3.07
Annual average            -0.38      -1.45      -1.12      -1.46      -1.12      -1.12      -0.87      -1.58      -0.62
--------------------------------------------------------------------------------------------------------------------------
Annual average           235.77     218.18     218.69     218.69     218.69     218.69     224.44     213.26     229.95
(life of fund)            18.88      17.97      18.00      18.00      18.00      18.00      18.30      17.71      18.59
--------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.



------------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/04
------------------------------------------------------------------------------------------
                                                                        Lipper
                                                                        Small-Cap
                               Russell 2000        Russell 2500         Growth Funds
                               Growth Index        Growth Index         category average*
------------------------------------------------------------------------------------------
6 months                         8.16%               8.47%               7.08%
------------------------------------------------------------------------------------------
1 year                          14.31               14.59               10.65
------------------------------------------------------------------------------------------
5 years                        -16.62              -11.05               -1.70
Annual average                  -3.57               -2.32               -1.82
------------------------------------------------------------------------------------------
Annual average                  22.32               44.23               56.74
(life of fund)                   2.92                5.37                5.60
------------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 12/31/04, there were 538, 515, 310, and 210 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/04
-------------------------------------------------------------------------------------------------------
                                   Class A        Class B      Class C        Class M       Class R
-------------------------------------------------------------------------------------------------------
Distributions (number)                1               1           1              1             1
-------------------------------------------------------------------------------------------------------
Income                                --             --          --              --            --
-------------------------------------------------------------------------------------------------------
Capital gains
-------------------------------------------------------------------------------------------------------
Long-term                          $0.2955        $0.2955      $0.2955         $0.2955       $0.2955
-------------------------------------------------------------------------------------------------------
Short-term                            --             --           --              --            --
-------------------------------------------------------------------------------------------------------
Total                              $0.2955        $0.2955      $0.2955         $0.2955       $0.2955
-------------------------------------------------------------------------------------------------------
Share value:                     NAV     POP         NAV          NAV        NAV     POP        NAV
-------------------------------------------------------------------------------------------------------
6/30/04                       $20.03  $21.14      $19.69       $19.69     $19.82  $20.54     $20.01
-------------------------------------------------------------------------------------------------------
12/31/04                       21.59   22.79       21.14        21.14      21.30   22.07      21.54
-------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Growth Fund from July 1, 2004, to December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 12/31/04
--------------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*           $8.18     $12.11     $12.11     $10.80      $9.49
--------------------------------------------------------------------------------------
Ending value (after expenses)   $1,093.10  $1,089.10  $1,089.10  $1,090.50  $1,091.70
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2004, use the calculation method below. To find the value of your investment on July 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 07/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 7/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $8.18 (see table above) = $81.80
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 12/30/04
--------------------------------------------------------------------------------------
                                   Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*            $7.88     $11.67     $11.67     $10.41      $9.15
--------------------------------------------------------------------------------------
Ending value  (after expenses)   $1,017.39  $1,013.61  $1,013.61  $1,014.87  $1,016.13
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


--------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Your fund's annualized
expense ratio                       1.55%      2.30%      2.30%      2.05%      1.80%
--------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer gro group+    1.69%      2.44%      2.44%      2.19%      1.94%
--------------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Small Cap
Growth Fund                   87%       103%       135%       114%       152%
-----------------------------------------------------------------------------
Lipper Small-Cap Growth
Funds category average       165%       147%       160%       132%       142%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   9.04

U.S. stock
fund average       3.36

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assum ing you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of pur chase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the Russell 2500 Index chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
December 31, 2004 (Unaudited)

Common stocks (99.6%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.6%)
-------------------------------------------------------------------------------
       120,050 aQuantive, Inc. (NON)                                 $1,073,247
        31,260 Greenfield Online, Inc. (NON)                            687,407
                                                                 --------------
                                                                      1,760,654

Aerospace and Defense (2.5%)
-------------------------------------------------------------------------------
        47,950 Applied Signal Technology, Inc.                        1,690,238
        44,700 Argon ST, Inc. (NON)                                   1,584,615
        45,100 Innovative Solutions & Support, Inc.
               (NON)                                                  1,504,536
       105,900 Orbital Sciences Corp. (NON)                           1,252,797
        38,000 United Defense Industries, Inc.
               (NON)                                                  1,795,500
                                                                 --------------
                                                                      7,827,686

Automotive (0.4%)
-------------------------------------------------------------------------------
        27,500 Autoliv, Inc.                                          1,328,250

Banking (4.7%)
-------------------------------------------------------------------------------
        33,600 Bank of the Ozarks, Inc.                               1,143,408
        45,900 Brookline Bancorp, Inc.                                  749,088
        37,300 Capitol Bancorp, Ltd.                                  1,313,706
        22,300 Center Financial Corp.                                   446,446
        20,100 City Holding Co.                                         728,424
        18,455 Community Bancorp (NON)                                  564,723
        34,800 Financial Institutions, Inc.                             809,100
        18,000 First Community Bancorp                                  768,600
        34,300 First Community Bancshares Inc.                        1,237,544
        20,900 First Financial Holdings, Inc.                           684,266
        39,600 First Niagara Financial Group, Inc.                      552,420
        41,900 Flagstar Bancorp, Inc.                                   946,940
        15,900 Hanmi Financial Corp.                                    571,446
        16,800 Nara Bancorp, Inc.                                       357,336
        21,400 Old Second Bancorp, Inc.                                 682,232
        18,500 Placer Sierra Bancshares                                 526,140
        39,800 Sound Federal Bancorp, Inc.                              646,750
        15,000 Sterling Financial Corp.                                 430,050
        32,800 Trico Bancshares                                         767,520
        29,100 West Coast Bancorp                                       739,431
                                                                 --------------
                                                                     14,665,570

Biotechnology (3.6%)
-------------------------------------------------------------------------------
        25,600 Amylin Pharmaceuticals, Inc. (NON)                       598,016
        15,400 Celgene Corp. (NON)                                      408,562
        76,800 Cell Therapeutics, Inc. (NON)                            625,152
        88,800 Connetics Corp. (NON)                                  2,156,952
        21,800 Genencor International, Inc. (NON)                       357,520
        57,400 Medicines Co. (NON)                                    1,653,120
        28,700 Molecular Devices Corp. (NON)                            576,870
        29,950 Neurochem, Inc. (Canada) (NON)                           525,024
        32,507 NPS Pharmaceuticals, Inc. (NON)                          594,228
        40,800 Onyx Pharmaceuticals, Inc. (NON)                       1,321,512
         9,703 OSI Pharmaceuticals, Inc. (NON)                          726,270
        95,750 Telik, Inc. (NON)                                      1,832,655
                                                                 --------------
                                                                     11,375,881

Building Materials (0.5%)
-------------------------------------------------------------------------------
        71,000 Lennox International, Inc.                             1,444,850

Chemicals (0.7%)
-------------------------------------------------------------------------------
        57,800 Aceto Corp.                                            1,100,512
        17,900 Cabot Corp.                                              692,372
        10,800 MacDermid, Inc.                                          389,880
                                                                 --------------
                                                                      2,182,764

Coal (0.5%)
-------------------------------------------------------------------------------
        37,455 CONSOL Energy, Inc.                                    1,537,528

Commercial and Consumer Services (4.2%)
-------------------------------------------------------------------------------
        16,900 Bright Horizons Family Solutions,
               Inc. (NON)                                             1,094,444
         6,800 Charles River Associates, Inc. (NON)                     318,036
        23,500 Consolidated Graphics, Inc. (NON)                      1,078,650
        31,010 CoStar Group, Inc. (NON)                               1,432,042
        34,600 G & K Services, Inc. Class A                           1,502,332
       108,700 HealthExtras, Inc. (NON)                               1,771,810
        39,000 HUB Group, Inc. Class A (NON)                          2,036,580
       109,091 InteliData Technologies Corp.
               (Private) (NON)                                           73,091
        57,350 Intersections, Inc. (NON)                                989,288
        16,600 Navigant Consulting, Inc. (NON)                          441,560
        65,900 PDI, Inc. (NON)                                        1,468,252
        46,300 Providence Service Corp. (The) (NON)                     970,911
                                                                 --------------
                                                                     13,176,996

Communications Equipment (4.5%)
-------------------------------------------------------------------------------
       170,500 Aspect Communications Corp. (NON)                      1,899,370
        71,500 Comtech Telecommunications (NON)                       2,689,115
        37,700 F5 Networks, Inc. (NON)                                1,836,744
        23,500 Harris Corp.                                           1,452,065
        25,900 Inter-Tel, Inc.                                          709,142
        56,750 Ixia, Inc. (NON)                                         953,968
       221,950 PTEK Holdings, Inc. (NON)                              2,377,085
        29,600 Sierra Wireless (Canada) (NON)                           523,328
        75,550 Tekelec (NON)                                          1,544,242
                                                                 --------------
                                                                     13,985,059

Computers (3.1%)
-------------------------------------------------------------------------------
        38,500 Anixter International, Inc.                            1,385,615
       115,700 Captiva Software Corp. (NON)                           1,180,140
        97,000 Catapult Communications Corp. (NON)                    2,343,520
        94,200 Embarcadero Technologies, Inc. (NON)                     886,422
        45,000 Intergraph Corp. (NON)                                 1,211,850
        20,500 j2 Global Communications, Inc. (NON)                     707,250
        35,300 Netgear, Inc. (NON)                                      642,107
        62,100 TradeStation Group, Inc. (NON)                           435,942
        17,400 Verint Systems, Inc. (NON)                               632,142
        34,600 Viisage Technologies, Inc. (NON)                         311,746
                                                                 --------------
                                                                      9,736,734

Conglomerates (0.4%)
-------------------------------------------------------------------------------
         9,300 Harman International Industries,
               Inc.                                                   1,181,100

Consumer Cyclicals (0.4%)
-------------------------------------------------------------------------------
        49,500 Hooker Furniture Corp.                                 1,123,650

Consumer Finance (0.9%)
-------------------------------------------------------------------------------
       162,050 Metris Cos., Inc. (NON)                                2,066,138
        21,430 World Acceptance Corp. (NON)                             589,539
                                                                 --------------
                                                                      2,655,677

Consumer Goods (1.7%)
-------------------------------------------------------------------------------
        21,550 Jarden Corp. (NON)                                       936,132
        44,500 Rayovac Corp. (NON)                                    1,359,920
        95,000 Yankee Candle Co., Inc. (The) (NON)                    3,152,100
                                                                 --------------
                                                                      5,448,152

Consumer Services (2.4%)
-------------------------------------------------------------------------------
        32,500 Alliance Data Systems Corp. (NON)                      1,543,100
        29,200 Getty Images, Inc. (NON)                               2,010,420
       103,800 Labor Ready, Inc. (NON)                                1,756,296
         2,200 Shopping.com, Ltd. (Israel) (NON)                         62,150
       166,200 Valueclick, Inc. (NON)                                 2,215,446
                                                                 --------------
                                                                      7,587,412

Distribution (0.9%)
-------------------------------------------------------------------------------
        20,500 Beacon Roofing Supply, Inc. (NON)                        407,130
        54,450 LKQ Corp. (NON)                                        1,092,812
        94,800 Smart & Final, Inc. (NON)                              1,364,172
                                                                 --------------
                                                                      2,864,114

Distributors (0.2%)
-------------------------------------------------------------------------------
        22,000 Hughes Supply, Inc.                                      711,700

Electrical Equipment (1.4%)
-------------------------------------------------------------------------------
        60,750 Baldor Electric Co.                                    1,672,448
        17,600 BEI Technologies, Inc.                                   543,488
        57,800 Color Kinetics, Inc. (NON)                             1,016,124
        36,200 Lincoln Electric Holdings, Inc.                        1,250,348
                                                                 --------------
                                                                      4,482,408

Electronics (4.5%)
-------------------------------------------------------------------------------
        74,800 Artesyn Technologies, Inc. (NON)                         845,240
       111,850 Integrated Device Technology, Inc.
               (NON)                                                  1,292,986
         8,800 International Rectifier Corp. (NON)                      392,216
       317,000 Kulicke & Soffa Industries, Inc.
               (NON)                                                  2,732,540
        70,300 Microsemi Corp. (NON)                                  1,220,408
        95,150 PLX Technology, Inc. (NON)                               989,560
        96,970 Sirf Technology Holdings, Inc. (NON)                   1,233,458
       106,800 Skyworks Solutions, Inc. (NON)                         1,007,124
        53,300 Standard Microsystems Corp. (NON)                        950,339
        81,750 Stoneridge, Inc. (NON)                                 1,236,878
        74,000 Symmetricom, Inc. (NON)                                  718,540
        67,339 Volterra Semiconductor Corp. (NON)                     1,491,896
                                                                 --------------
                                                                     14,111,185

Energy (1.2%)
-------------------------------------------------------------------------------
        32,050 CAL Dive International, Inc. (NON)                     1,306,038
        30,800 Oceaneering International, Inc.
               (NON)                                                  1,149,456
        86,800 Superior Energy Services (NON)                         1,337,588
                                                                 --------------
                                                                      3,793,082

Energy (Oil Field) (0.5%)
-------------------------------------------------------------------------------
        53,100 Holly Corp.                                            1,479,897

Engineering & Construction (0.5%)
-------------------------------------------------------------------------------
        98,200 Perini Corp (NON)                                      1,638,958

Entertainment (1.3%)
-------------------------------------------------------------------------------
        84,700 Bluegreen Corp. (NON)                                  1,679,601
        21,700 Great Wolf Resorts, Inc. (NON)                           484,778
       171,650 Lions Gate Entertainment Corp.
               (Canada) (NON)                                         1,822,923
                                                                 --------------
                                                                      3,987,302

Financial (0.3%)
-------------------------------------------------------------------------------
        27,700 Archipelago Holdings, Inc. (NON)                         581,146
        47,500 Spirit Finance Corp. 144A (F)                            510,625
                                                                 --------------
                                                                      1,091,771

Food (1.2%)
-------------------------------------------------------------------------------
        70,100 7-Eleven, Inc. (NON)                                   1,678,895
        90,700 Cal-Maine Foods, Inc.                                  1,096,563
        24,396 Sanderson Farms, Inc.                                  1,055,859
                                                                 --------------
                                                                      3,831,317

Forest Products and Packaging (0.8%)
-------------------------------------------------------------------------------
        40,700 Silgan Holdings, Inc.                                  2,481,072

Health Care Services (5.8%)
-------------------------------------------------------------------------------
        48,450 America Service Group, Inc. (NON)                      1,297,007
        20,300 American Healthways, Inc. (NON)                          670,712
        18,600 AMERIGROUP Corp. (NON)                                 1,407,276
        49,300 Centene Corp. (NON)                                    1,397,655
        26,355 Coventry Health Care, Inc. (NON)                       1,398,923
        14,296 Fisher Scientific International,
               Inc. (NON)                                               891,784
        41,200 Genesis HealthCare Corp. (NON)                         1,443,236
        39,200 Gentiva Health Services, Inc. (NON)                      655,424
        33,000 National Medical Health Card
               Systems, Inc. (NON)                                      762,333
        22,900 NitroMed, Inc. (NON)                                     610,285
        22,300 Option Care, Inc.                                        383,337
        30,100 Province Healthcare Co. (NON)                            672,735
        43,500 Psychiatric Solutions, Inc. (NON)                      1,590,360
        34,800 Sierra Health Services, Inc. (NON)                     1,917,828
        19,100 United Surgical Partners
               International, Inc. (NON)                                796,470
        34,300 VCA Antech, Inc. (NON)                                   672,280
        29,900 WellChoice, Inc. (NON)                                 1,596,660
                                                                 --------------
                                                                     18,164,305

Homebuilding (1.5%)
-------------------------------------------------------------------------------
         9,200 Meritage Corp. (NON)                                   1,036,840
         2,550 NVR, Inc. (NON)                                        1,961,970
        36,100 WCI Communities, Inc. (NON)                            1,061,340
         9,600 William Lyon Homes, Inc. (NON)                           674,304
                                                                 --------------
                                                                      4,734,454

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------
         9,588 Genlyte Group, Inc. (The) (NON)                          821,500

Insurance (0.5%)
-------------------------------------------------------------------------------
        42,500 Isolagen, Inc. (NON)                                     334,475
        26,700 Zenith National Insurance Corp.                        1,330,728
                                                                 --------------
                                                                      1,665,203

Investment Banking/Brokerage (1.4%)
-------------------------------------------------------------------------------
        10,700 Greenhill & Co., Inc.                                    307,090
        55,800 Investment Technology Group, Inc.
               (NON)                                                  1,116,000
        85,700 LaBranche & Company, Inc. (NON)                          767,872
        21,900 National Financial Partners Corp.                        849,720
        11,800 Piper Jaffray Companies, Inc. (NON)                      565,810
        38,100 SWS Group, Inc.                                          835,152
                                                                 --------------
                                                                      4,441,644

Leisure (0.6%)
-------------------------------------------------------------------------------
        19,500 MarineMax, Inc. (NON)                                    580,320
        36,400 Winnebago Industries, Inc.                             1,421,784
                                                                 --------------
                                                                      2,002,104

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------
        90,539 La Quinta Corp. (NON)                                    823,000

Machinery (0.4%)
-------------------------------------------------------------------------------
        56,750 3D Systems Corp. (NON)                                 1,137,838

Manufacturing (1.5%)
-------------------------------------------------------------------------------
        36,760 Flowserve Corp. (NON)                                  1,012,370
        25,225 IDEX Corp.                                             1,021,613
        61,900 Standex International Corp.                            1,763,531
        26,713 York International Corp.                                 922,667
                                                                 --------------
                                                                      4,720,181

Medical Technology (6.3%)
-------------------------------------------------------------------------------
        12,500 Adeza Biomedical Corp. (NON)                             219,375
        38,800 Atherogenics, Inc. (NON)                                 914,128
        19,400 Biosite Diagnostics, Inc. (NON)                        1,193,876
        54,350 Dade Behring Holdings, Inc. (NON)                      3,043,600
        64,400 Digirad Corp. (NON)                                      569,940
        10,900 Dionex Corp. (NON)                                       617,703
        28,100 DJ Orthopedics, Inc. (NON)                               601,902
        72,600 Epix Pharmaceuticals, Inc. (NON)                       1,300,266
        56,900 Haemonetics Corp. (NON)                                2,060,349
        41,550 Immucor, Inc. (NON)                                      976,841
        12,300 Kinetic Concepts, Inc. (NON)                             938,490
        28,000 Palomar Medical Technologies, Inc.
               (NON)                                                    729,960
       101,550 Sybron Dental Specialties, Inc.
               (NON)                                                  3,592,839
        25,000 Symmetry Medical, Inc. (NON)                             526,250
        17,300 Varian Medical Systems, Inc. (NON)                       748,052
        24,000 Ventana Medical Systems, Inc. (NON)                    1,535,760
        12,675 Vnus Medical Technologies, Inc.
               (NON)                                                    171,366
                                                                 --------------
                                                                     19,740,697

Metals (0.4%)
-------------------------------------------------------------------------------
        49,500 Gibraltar Industries, Inc.                             1,169,190

Office Equipment & Supplies (0.7%)
-------------------------------------------------------------------------------
        27,860 Global Imaging Systems, Inc. (NON)                     1,100,470
        19,400 Middleby Corp.                                           983,968
                                                                 --------------
                                                                      2,084,438

Oil & Gas (1.7%)
-------------------------------------------------------------------------------
        24,500 Denbury Resources, Inc. (NON)                            672,525
        19,500 Houston Exploration Co. (NON)                          1,098,045
        23,300 Newfield Exploration Co. (NON)                         1,375,865
        27,400 Southwestern Energy Co. (NON)                          1,388,906
        31,200 W-H Energy Services, Inc. (NON)                          697,632
                                                                 --------------
                                                                      5,232,973

Pharmaceuticals (3.9%)
-------------------------------------------------------------------------------
        13,100 American Pharmaceutical Partners,
               Inc. (NON)                                               490,071
        45,990 Bradley Pharmaceuticals, Inc. (NON)                      892,206
        37,613 Conor Medsystems, Inc. (NON)                             520,940
        37,804 Corcept Therapeutics, Inc. (NON)                         236,275
        78,200 First Horizon Pharmaceutical Corp.
               (NON)                                                  1,789,998
       102,390 Ista Pharmaceuticals, Inc. (NON)                       1,036,187
        82,750 Penwest Pharmaceuticals Co. (NON)                        989,690
        20,000 Penwest Pharmaceuticals Co.
               (Private) (NON)                                          239,200
       154,824 Salix Pharmaceuticals, Ltd. (NON)                      2,723,354
        58,900 United Therapeutics Corp. (NON)                        2,659,335
        28,000 Vicuron Pharmaceuticals, Inc. (NON)                      487,480
                                                                 --------------
                                                                     12,064,736

Real Estate (2.1%)
-------------------------------------------------------------------------------
        75,400 Brookfield Homes Corp.                                 2,556,060
        30,316 Global Signal, Inc. (R)                                  834,903
        45,600 LaSalle Hotel Properties (R)                           1,451,448
        28,400 Ryland Group, Inc. (The)                               1,634,136
                                                                 --------------
                                                                      6,476,547

Restaurants (0.5%)
-------------------------------------------------------------------------------
        21,900 RARE Hospitality International, Inc.
               (NON)                                                    697,734
        13,300 Red Robin Gourmet Burgers, Inc.
               (NON)                                                    711,151
                                                                 --------------
                                                                      1,408,885

Retail (6.3%)
-------------------------------------------------------------------------------
        18,200 Aaron Rents, Inc.                                        455,000
        33,700 Abercrombie & Fitch Co. Class A                        1,582,215
        39,100 Barnes & Noble, Inc. (NON)                             1,261,757
        54,200 BJ's Wholesale Club, Inc. (NON)                        1,578,846
        40,600 Borders Group, Inc.                                    1,031,240
        58,400 Claire's Stores, Inc.                                  1,241,000
        70,315 Coldwater Creek, Inc. (NON)                            2,170,624
        45,300 Finish Line Class A                                      828,990
        65,900 Genesco, Inc. (NON)                                    2,052,126
        14,800 Guitar Center, Inc. (NON)                                779,812
        42,700 Nash Finch Co.                                         1,612,352
        59,900 Pantry, Inc. (The) (NON)                               1,802,391
        35,650 PETCO Animal Supplies, Inc. (NON)                      1,407,462
        53,400 Rent-Way, Inc. (NON)                                     427,734
        54,250 West Marine, Inc. (NON)                                1,342,688
                                                                 --------------
                                                                     19,574,237

Schools (0.3%)
-------------------------------------------------------------------------------
        21,280 Universal Technical Institute, Inc.
               (NON)                                                    811,194

Semiconductor (2.7%)
-------------------------------------------------------------------------------
        73,300 Brooks Automation, Inc. (NON)                          1,262,226
        31,300 Cascade Microtech, Inc. (NON)                            420,046
        24,650 Cognex Corp.                                             687,735
        59,800 Lam Research Corp. (NON)                               1,728,818
       137,100 LTX Corp. (NON)                                        1,054,299
        69,900 Photronics, Inc. (NON)                                 1,153,350
        50,600 PowerDsine, Ltd. (Israel) (NON)                          694,232
        20,200 Rofin-Sinar Technologies, Inc. (NON)                     857,490
        13,300 Tessera Technologies, Inc. (NON)                         494,893
                                                                 --------------
                                                                      8,353,089

Shipping (1.6%)
-------------------------------------------------------------------------------
        46,875 Heartland Express, Inc.                                1,053,281
        60,750 J. B. Hunt Transport Services, Inc.                    2,724,638
        23,200 Knight Transportation, Inc.                              575,360
        19,100 Old Dominion Freight Line (NON)                          664,680
                                                                 --------------
                                                                      5,017,959

Software (5.4%)
-------------------------------------------------------------------------------
       129,900 Agile Software Corp. (NON)                             1,061,283
        21,500 Ansys, Inc. (NON)                                        689,290
        48,600 Autodesk, Inc.                                         1,844,370
        31,300 Avid Technology, Inc. (NON)                            1,932,775
        76,940 Blackboard, Inc. (NON)                                 1,139,481
        82,500 Dendrite International, Inc. (NON)                     1,600,500
        49,600 Epicor Software Corp. (NON)                              698,864
         6,400 FileNET Corp. (NON)                                      164,864
        35,300 Kronos, Inc. (NON)                                     1,804,889
       172,750 Matrixone, Inc. (NON)                                  1,131,513
        11,800 MicroStrategy, Inc. (NON)                                710,950
        82,850 RSA Security, Inc. (NON)                               1,661,971
       121,350 S1 Corp. (NON)                                         1,099,431
        55,200 WebEx Communications, Inc. (NON)                       1,312,656
                                                                 --------------
                                                                     16,852,837

Staffing (0.6%)
-------------------------------------------------------------------------------
        63,750 Hudson Highland Group, Inc. (NON)                      1,836,000

Technology Services (4.5%)
-------------------------------------------------------------------------------
        55,000 Acxiom Corp.                                           1,446,500
        26,300 Arbinet-thexchange, Inc. (NON)                           653,555
       238,900 DiamondCluster International, Inc.
               Class A (NON)                                          3,423,437
        29,750 Digital River, Inc. (NON)                              1,237,898
        76,500 Ingram Micro, Inc. Class A (NON)                       1,591,200
        57,600 MTS Systems Corp.                                      1,947,456
        46,500 Overland Storage, Inc. (NON)                             776,085
        66,700 QAD, Inc.                                                594,964
       144,400 Sapient Corp. (NON)                                    1,142,204
        17,560 SI International, Inc. (NON)                             540,146
        62,500 United Online, Inc. (NON)                                720,625
                                                                 --------------
                                                                     14,074,070

Telecommunications (2.0%)
-------------------------------------------------------------------------------
        40,650 American Tower Corp. Class A (NON)                       747,960
        85,000 Carrier Access Corp. (NON)                               907,800
        32,400 Commonwealth Telephone Enterprises,
               Inc. (NON)                                             1,608,984
        41,800 NII Holdings, Inc. (NON)                               1,983,410
        45,500 Novatel Wireless, Inc. (NON)                             881,790
                                                                 --------------
                                                                      6,129,944

Textiles (3.2%)
-------------------------------------------------------------------------------
        17,200 Armor Holdings, Inc. (NON)                               808,744
        48,300 Cherokee, Inc.                                         1,704,024
       150,600 K-Swiss, Inc. Class A                                  4,385,463
        80,200 WESCO International, Inc. (NON)                        2,377,128
        25,000 Wolverine World Wide, Inc.                               785,500
                                                                 --------------
                                                                     10,060,859

Toys (0.1%)
-------------------------------------------------------------------------------
        13,100 Build-A-Bear Workshop, Inc. (NON)                        460,465

Transportation (0.4%)
-------------------------------------------------------------------------------
        17,750 UTI Worldwide, Inc.                                    1,207,355

Waste Management (0.7%)
-------------------------------------------------------------------------------
        68,200 Casella Waste Systems, Inc. Class A
               (NON)                                                    998,448
        37,425 Waste Connections, Inc. (NON)                          1,281,806
                                                                 --------------
                                                                      2,280,254
                                                                 --------------
               Total Common stocks
               (cost $245,949,428)                                 $310,836,727

Short-term investments (0.6%) (a) (cost $1,732,252)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,732,252 Putnam Prime Money Market Fund (e)                    $1,732,252
-------------------------------------------------------------------------------
               Total Investments
               (cost $247,681,680)                                 $312,568,979
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $312,017,493.

(NON) Non-income-producing security.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Written options outstanding at December 31, 2004 (Unaudited)
(premiums received $5,875)

Contract                                              Expiration date/
amount                                                strike price        Value
-------------------------------------------------------------------------------
25,487   Integrated Device Technology, Inc. (Call)    Jan 05/$12.68      $3,229
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
December 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $245,949,428)              $310,836,727
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $1,732,252) (Note 5)            1,732,252
-------------------------------------------------------------------------------
Cash                                                                      102
-------------------------------------------------------------------------------
Dividends, interest and other receivables                              81,806
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,931,111
-------------------------------------------------------------------------------
Receivable for securities sold                                        554,218
-------------------------------------------------------------------------------
Total assets                                                      315,136,216

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,414,298
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            721,360
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                   567,987
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             95,796
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 14,317
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              867
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                192,176
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$5,875) (Note 1)                                                        3,229
-------------------------------------------------------------------------------
Other accrued expenses                                                108,693
-------------------------------------------------------------------------------
Total liabilities                                                   3,118,723
-------------------------------------------------------------------------------
Net assets                                                       $312,017,493

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $245,737,033
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (1,697,051)
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)               3,087,566
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         64,889,945
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $312,017,493

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($202,033,374 divided by 9,357,287 shares)                             $21.59
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $21.59)*                $22.79
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($76,561,593 divided by 3,621,505 shares)**                            $21.14
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($14,360,363 divided by 679,326 shares)**                              $21.14
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,288,141 divided by 248,218 shares)                                 $21.30
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $21.30)*                $22.07
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($187,904 divided by 8,723 shares)                       $21.54
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($13,586,118 divided by 627,521 shares)                  $21.65
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended December 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends                                                            $525,706
-------------------------------------------------------------------------------
Interest (including interest income of $59,033 from
investments in affiliated issuers) (Note 5)                            59,033
-------------------------------------------------------------------------------
Total investment income                                               584,739

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,311,583
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      408,618
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                71,107
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              6,429
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        7,477
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 206,537
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 333,368
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  60,497
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  16,541
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     218
-------------------------------------------------------------------------------
Other                                                                 131,327
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     9,893
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (9,893)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (236,637)
-------------------------------------------------------------------------------
Total expenses                                                      2,317,065
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (35,275)
-------------------------------------------------------------------------------
Net expenses                                                        2,281,790
-------------------------------------------------------------------------------
Net investment loss                                                (1,697,051)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    4,678,407
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and written
options during the period                                          23,461,238
-------------------------------------------------------------------------------
Net gain on investments                                            28,139,645
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $26,442,594
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 December 31          June 30
Increase in net assets                                  2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(1,697,051)     $(2,411,380)
-------------------------------------------------------------------------------
Net realized gain on investments                   4,678,407       10,281,259
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        23,461,238       32,119,726
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        26,442,594       39,989,605
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                           (2,686,521)              --
-------------------------------------------------------------------------------
Class B                                           (1,059,001)              --
-------------------------------------------------------------------------------
Class C                                             (195,217)              --
-------------------------------------------------------------------------------
Class M                                              (70,566)              --
-------------------------------------------------------------------------------
Class R                                               (2,485)              --
-------------------------------------------------------------------------------
Class Y                                             (173,078)              --
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               6,554               --
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                          30,373,358      132,608,673
-------------------------------------------------------------------------------
Total increase in net assets                      52,635,638      172,598,278

Net assets
-------------------------------------------------------------------------------
Beginning of period                              259,381,855       86,783,577
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $1,697,051 and $--,
respectively)                                   $312,017,493     $259,381,855
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $20.03          $15.27          $14.96          $19.46          $26.90          $14.85
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                  (.10)           (.18)           (.16)           (.19)           (.21)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.96            4.94             .47           (4.31)          (4.37)          14.98
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.86            4.76             .31           (4.50)          (4.58)          14.74
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.30)             --              --              --           (2.85)          (2.69)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.30)             --              --              --           (2.86)          (2.69)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $21.59          $20.03          $15.27          $14.96          $19.46          $26.90
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                      9.31*          31.17            2.07          (23.12)         (16.31)         102.02
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $202,033        $159,769         $57,828         $27,017         $21,609         $29,924
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                 .78*           1.55            1.55            1.38            1.30            1.30
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                (.54)*          (.99)          (1.22)          (1.19)          (1.02)          (1.05)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     42.88*          86.96          102.76          134.73          114.08          152.49
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004, June 30, 2004, June 30, 2003, June 30, 2002, June 30, 2001 and June 30, 2000
    reflect a reduction of 0.09%, 0.12%, 0.56%, 0.40%, 0.10% and 0.25%, respectively, of average net assets for class A shares. (Notes 2 and 5)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------
                                                                                            For the
                                           Six months                                        period
                                             ended                                          March 18,
                                          December 31                                       2002+ to
Per-share                                 (Unaudited)           Year ended June 30          June 30
operating performance                         2004            2004            2003            2002
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $19.69          $15.12          $14.93          $17.78
----------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                    (.17)           (.32)           (.25)           (.07)
----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    1.92            4.89             .44           (2.78)
----------------------------------------------------------------------------------------------------
Total from
investment operations                         1.75            4.57             .19           (2.85)
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net realized gain
on investments                                (.30)             --              --              --
----------------------------------------------------------------------------------------------------
Total distributions                           (.30)             --              --              --
----------------------------------------------------------------------------------------------------
Redemption fees                                 -- (e)          --              --              --
----------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $21.14          $19.69          $15.12          $14.93
----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                        8.91*          30.23            1.27          (16.03)*
----------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $76,562         $67,549         $22,474          $8,794
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                  1.16*           2.30            2.30             .66*
----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                  (.92)*         (1.74)          (1.97)           (.58)*
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       42.88*          86.96          102.76          134.73
----------------------------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004, June 30, 2004, June 30, 2003 and June 30, 2002 reflect a reduction of 0.09%, 0.12%, 0.56% and 0.24%, respectively, of average net assets for class B shares. (Notes 2 and 5)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------
                                                                                            For the
                                          Six months                                        period
                                            ended                                          March 18,
                                          December 31                                      2002+ to
Per-share                                (Unaudited)            Year ended June 30        to June 30
operating performance                        2004            2004            2003            2002
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $19.69          $15.12          $14.93          $17.78
----------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                   (.17)           (.33)           (.25)           (.07)
----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   1.92            4.90             .44           (2.78)
----------------------------------------------------------------------------------------------------
Total from
investment operations                        1.75            4.57             .19           (2.85)
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net realized gain
on investments                               (.30)             --              --              --
----------------------------------------------------------------------------------------------------
Total distributions                          (.30)             --              --              --
----------------------------------------------------------------------------------------------------
Redemption fees                                -- (e)          --              --              --
----------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $21.14          $19.69          $15.12          $14.93
----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                       8.91*          30.23            1.27          (16.03)*
----------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $14,360         $12,385          $4,399          $1,155
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                 1.16*           2.30            2.30             .66*
----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                 (.92)*         (1.75)          (1.97)           (.58)*
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      42.88*          86.96          102.76          134.73
----------------------------------------------------------------------------------------------------


  * Not annualized.

  + Commencement of operations.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004, June 30, 2004, June 30, 2003 and June 30, 2002 reflect a reduction of 0.09%, 0.12%, 0.56% and 0.24%, respectively, of average net assets for class C shares. (Notes 2 and 5)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------
                                                                                           For the
                                           Six months                                       period
                                             ended                                         March 18,
                                          December 31                                      2002+ to
Per-share                                 Unaudited)            Year ended June 30         June 30
operating performance                        2004            2004            2003            2002
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $19.82          $15.18          $14.94          $17.78
----------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                   (.15)           (.29)           (.22)           (.06)
----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   1.93            4.93             .46           (2.78)
----------------------------------------------------------------------------------------------------
Total from
investment operations                        1.78            4.64             .24           (2.84)
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net realized gain
on investments                               (.30)             --              --              --
----------------------------------------------------------------------------------------------------
Total distributions                          (.30)             --              --              --
----------------------------------------------------------------------------------------------------
Redemption fees                                -- (e)          --              --              --
----------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $21.30          $19.82          $15.18          $14.94
----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                       9.00*          30.57            1.61          (15.97)*
----------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $5,288          $5,305          $2,083            $370
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                 1.03*           2.05            2.05             .59*
----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                 (.80)*         (1.50)          (1.72)           (.51)*
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      42.88*          86.96          102.76          134.73
----------------------------------------------------------------------------------------------------


  * Not annualized.

  + Commencement of operations.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004, June 30, 2004, June 30, 2003 and June 30, 2002 reflect a reduction of 0.09%, 0.12%, 0.56% and 0.24%, respectively, of average net assets for class M shares. (Notes 2 and 5)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------
                                                      For the
                                      Six months       period
                                        ended        December 1,
                                     December 31      2003+ to
Per-share                            (Unaudited)       June 30
operating performance                    2004            2004
-------------------------------------------------------------------
Net asset value,
beginning of period                    $20.01          $18.58
-------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------
Net investment loss (a)(b)               (.13)           (.12)
-------------------------------------------------------------------
Net realized and unrealized
gain on investments                      1.96            1.55
-------------------------------------------------------------------
Total from
investment operations                    1.83            1.43
-------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------
From net realized gain
on investments                           (.30)             --
-------------------------------------------------------------------
Total distributions                      (.30)             --
-------------------------------------------------------------------
Redemption fees                            -- (e)          --
-------------------------------------------------------------------
Net asset value,
end of period                          $21.54          $20.01
-------------------------------------------------------------------
Total return at
net asset value (%)(c)                   9.17*           7.70*
-------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $188             $19
-------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)              .91*           1.05*
-------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)             (.66)*          (.72)*
-------------------------------------------------------------------
Portfolio turnover (%)                  42.88*          86.96
-------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.09% and 0.09%, respectively, of average net assets for class R shares. (Notes 2 and 5)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------
                                                      For the
                                     Six months        period
                                       ended         November 3,
                                     December 31      2003+ to
Per-share                           (Unaudited)       June 30
operating performance                   2004            2004
-------------------------------------------------------------------
Net asset value,
beginning of period                   $20.06          $18.41
-------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------
Net investment loss (a)(b)              (.08)           (.09)
-------------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.97            1.74
-------------------------------------------------------------------
Total from
investment operations                   1.89            1.65
-------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------
From net realized gain
on investments                          (.30)             --
-------------------------------------------------------------------
Total distributions                     (.30)             --
-------------------------------------------------------------------
Redemption fees                           -- (e)          --
-------------------------------------------------------------------
Net asset value,
end of period                         $21.65          $20.06
-------------------------------------------------------------------
Total return at
net asset value (%)(c)                  9.44*           8.96*
-------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,586         $14,355
-------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .65*            .86*
-------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.42)*          (.49)*
-------------------------------------------------------------------
Portfolio turnover (%)                 42.88*          86.96
-------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.09% and 0.10%, respectively, of average net assets for class Y shares. (Notes 2 and 5)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Small Cap Growth Fund (the "fund"), is a series of Putnam Funds Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in the equity securities of small, rapidly growing U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchang ing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $247,962,909, resulting in gross unrealized appreciation and depreciation of $71,344,573 and $6,738,503, respectively, or net unrealized appreciation of $64,606,070.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2005, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.30% of the fund's average net assets. For the period ended December 31, 2004, Putnam Management waived $231,482 of its management fee from the fund.

For the period ended December 31, 2004, Putnam Management has assumed $9,893 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters. (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC, a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended December 31, 2004, the fund paid PFTC $477,145 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2004, the fund's expenses were reduced by $35,275 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $653, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee com pensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class
C, class M and class R shares, respectively.

For the six months ended December 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $17,603 and $229 from the sale of class A and class M shares, respectively, and received $50,334 and $924 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2004, Putnam Retail Management, acting as underwriter, received $1,511 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $138,417,377 and $110,892,767, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                         --               $--
----------------------------------------------------------------
Options opened                          32,532             9,379
Options exercised                       (7,045)           (3,504)
Options expired                             --                --
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of period                           25,487            $5,875
----------------------------------------------------------------

Note 4
Capital shares

At December 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,888,029       $55,925,988
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       122,415         2,565,813
----------------------------------------------------------------
                                     3,010,444        58,491,801

Shares repurchased                  (1,630,203)      (31,187,994)
----------------------------------------------------------------
Net increase                         1,380,241       $27,303,807
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,364,222      $172,026,595
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     9,364,222       172,026,595

Shares repurchased                  (5,174,268)      (95,678,124)
----------------------------------------------------------------
Net increase                         4,189,954       $76,348,471
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            856,230       $16,091,075
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        48,501           995,719
----------------------------------------------------------------
                                       904,731        17,086,794

Shares repurchased                    (713,752)      (13,384,221)
----------------------------------------------------------------
Net increase                           190,979        $3,702,573
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,534,937       $63,857,215
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,534,937        63,857,215

Shares repurchased                  (1,590,517)      (29,265,553)
----------------------------------------------------------------
Net increase                         1,944,420       $34,591,662
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            218,722        $4,172,530
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         8,834           181,371
----------------------------------------------------------------
                                       227,556         4,353,901

Shares repurchased                    (177,227)       (3,312,433)
----------------------------------------------------------------
Net increase                            50,329        $1,041,468
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            803,900       $14,371,506
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       803,900        14,371,506

Shares repurchased                    (465,898)       (8,274,621)
----------------------------------------------------------------
Net increase                           338,002        $6,096,885
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             68,871        $1,338,195
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         3,235            66,942
----------------------------------------------------------------
                                        72,106         1,405,137

Shares repurchased                     (91,605)       (1,597,435)
----------------------------------------------------------------
Net decrease                           (19,499)        $(192,298)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            376,076        $6,594,216
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       376,076         6,594,216

Shares repurchased                    (245,583)       (4,274,395)
----------------------------------------------------------------
Net increase                           130,493        $2,319,821
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              8,302          $158,479
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           119             2,485
----------------------------------------------------------------
                                         8,421           160,964

Shares repurchased                        (670)          (12,237)
----------------------------------------------------------------
Net increase                             7,751          $148,727
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                                to June 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                972           $19,218
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           972            19,218

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               972           $19,218
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            124,841        $2,486,280
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         8,238           173,078
----------------------------------------------------------------
                                       133,079         2,659,358

Shares repurchased                    (221,200)       (4,290,277)
----------------------------------------------------------------
Net decrease                           (88,121)      $(1,630,919)
----------------------------------------------------------------

                                 For the period November 3, 2003
                                    (commencement of operations)
                                                to June 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,094,656       $20,471,180
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,094,656        20,471,180

Shares repurchased                    (379,014)       (7,238,564)
----------------------------------------------------------------
Net increase                           715,642       $13,232,616
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC"), the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2004, management fees paid were reduced by $5,155 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $59,033 for the period ended December 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachu setts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses. In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.


Results of November 11, 2004 shareholder meeting
(Unaudited)

A special meeting of shareholders of the trust and of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected with all funds of the trust voting together as a single class, as follows:

                            Votes                 Votes
                            for                   withheld
-------------------------------------------------------------------------------
Jameson A. Baxter           2,821,702,713         1,804,084
Charles B. Curtis           2,821,685,965         1,820,832
Myra R. Drucker             2,821,795,973         1,710,824
Charles E. Haldeman, Jr.    2,821,791,277         1,715,520
John A. Hill                2,821,712,751         1,794,046
Ronald J. Jackson           2,821,725,213         1,781,584
Paul L. Joskow              2,821,743,946         1,762,851
Elizabeth T. Kennan         2,821,709,111         1,797,686
John H. Mullin, III         2,821,728,716         1,778,081
Robert E. Patterson         2,821,746,869         1,759,928
George Putnam, III          2,821,717,761         1,789,036
A.J.C. Smith*               2,821,699,481         1,807,316
W. Thomas Stephens          2,821,743,102         1,763,695
Richard B. Worley           2,821,828,187         1,678,610


A proposal to amend the trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was approved with all funds of the trust voting together as a single class, as follows:

                            Votes                 Votes
                            for                   against       Abstentions
-------------------------------------------------------------------------------
                            2,810,676,404         1,548,589     11,281,804

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                            Votes                 Votes
                            for                   against       Abstentions
-------------------------------------------------------------------------------
                            5,678,486           240,896         1,606,332

A proposal to amend the fund's fundamental investment restriction with respect to senior securities to clarify that permitted securities loans are not prohibited was approved as follows:

                            Votes                 Votes
                            for                   against       Abstentions
-------------------------------------------------------------------------------
                            5,520,737           362,267         1,642,710

   All tabulations are rounded to nearest whole number.

 * Mr. Smith resigned from the Board of Trustees on January 21, 2005.


Brokerage commissions

(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended December 31, 2004. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup, Goldman Sachs, Merrill Lynch, JP Morgan, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 36% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Deutsche Bank, Lazard Freres, Lehman Brothers, Morgan Stanley, Royal Bank of Canada, SG Cowen, Union Bank of Switzerland, and Wachovia.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

Putnam puts your interests first

In January 2004, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.


Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.

Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer
and Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA076-216566  2/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: February 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: February 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: February 28, 2005

Putnam
International
Growth and
Income Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-04

[GRAPHIC OMITTED: GLOBE]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 17, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Com mittee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trust ee, is President and Chief Executive Officer of Putnam Investments. With these new Trustees in place, we also announce the retirement of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 16, 2005


Report from Fund Management

Fund highlights

 * For the semiannual period ended December 31, 2004, Putnam
   International Growth and Income Fund's class A shares returned 15.21% with no sales charges reflected, and 9.12% with maximum sales charges reflected.

 * Over the same period, the fund's benchmark, the S&P/Citigroup World Ex-U.S. Primary Markets Value Index, returned 17.04%.

 * The average return of the fund's Lipper peer group, International Large-Cap Value Funds, was 14.51%.

 * See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 12/31/04
--------------------------------------------------
Class A
(inception 8/1/96)           NAV       POP
--------------------------------------------------
6 months                   15.21%     9.12%
--------------------------------------------------
1 year                     20.95     14.58
--------------------------------------------------
5 years                    13.29      7.38
Annual average              2.53      1.43
--------------------------------------------------
Life of fund              108.09     97.22
Annual average              9.10      8.41
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Performance commentary

We are pleased to report that your fund posted solid returns during the semiannual period. These results reflect a generally healthy market environment that benefited from increased corporate profitability, strong and steady demand from China for goods and services, and ongoing, if uneven, expansion of global economies. Based on results at NAV, the fund outperformed its Lipper peer group, International Large-Cap Value Funds. The fund trailed its benchmark, the S&P/Citigroup World Ex-U.S. Primary Markets Value Index. We attribute this underperformance to two factors. The first is currency movements that resulted from further weakening of the U.S. dollar relative to other currencies, particularly the euro and the yen. This created a headwind for large, international companies that have a global presence and whose operations involve exporting products to other nations. As these high-quality companies are a focus of the fund, investment results were affected by this trend. Secondly, the fund had a higher average market capitalization than its benchmark index. This dampened relative results as smaller-cap stocks outperformed during the period.


FUND PROFILE

Putnam International Growth and Income Fund invests primarily in stocks of mid- and large-cap foreign companies that the management team believes are undervalued. It seeks capital growth, with current income as a secondary objective. It may be appropriate for investors seeking exposure to international equities.


Market overview

International stocks have outperformed U.S. markets in recent years because a weak U.S. dollar benefits international companies. However, in 2004, the outperformance of international stocks was due to more than the currency advantage. While short-term interest rates were rising in the United States, rates in the United Kingdom peaked and rates remained unchanged in the Eurozone. Some even believe that rate cuts may be on the horizon for the Eurozone during the first half of 2005. Japan's interest rates remain low and are not expected to rise in the near future.

In the first half of calendar year 2004, growth in international markets, and especially emerging markets, was supported by China's strong demand for all manner of basic resources, energy, and commodities, as well as finished goods and services. During the year, China cut incentives for steel producers and auto manufacturers; it also put lending restrictions in place to limit excessive loan growth. Investors were concerned that these policies would restrict growth in China and hurt other countries that were benefiting from the country's demand. Indeed, Japan, which had performed strongly early in the year, felt the effects of China's slower growth rate.

Although there had been expectations of higher economic growth in Europe, Germany and France were generally sluggish. However, emerging markets did well and were led by Brazil, whose economy has improved dramatically. The country had been in a fiscal crisis, but now has a surplus. Like other resource-based economies, Brazil has been a direct beneficiary of China's enormous demand for basic com modities, including base metals used for steel production. In Brazil, consumer spending grew at a rapid pace.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 12/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Value Index
(international value stocks)                                           17.04%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      7.19%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  12.08%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)             9.01%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.61%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.06%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   5.52%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/04.
-------------------------------------------------------------------------------


Strategy overview

To take advantage of the generally favorable economic environment, we maintained the fund's pro-cyclical positioning, which favored basic materials, energy, capital goods, and technology stocks. At the same time, we kept the portfolio underweighted (relative to the benchmark index) in the financial and utilities sectors. As early-cycle industries such as metals and mining outperformed, we moved assets into stocks of later-cycle industries, including chemicals, which we believe are poised to benefit from higher pricing power. In keeping with the pro-cyclical theme, we emphasized emerging markets, including Brazil, Taiwan, and Korea.

We favored companies and industries that benefit from increased corporate capital spending, and with the exception of auto stocks, lessened our exposure to consumer cyclical stocks. We maintained a significant position in auto stocks because, in our opinion, they were trading too cheaply and offered compelling upside potential. As a group, auto stocks did well during the period, and we believe they may continue to outperform.

We lessened exposure to certain export companies that we believed would be negatively affected by unfavorable currency exchange rates, as these could affect selling prices, profit margins, and earnings outlooks.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 6/30/04   as of 12/31/04

Banking                      18.5%            19.5%

Telecommunications            7.4%             8.8%

Insurance                     8.8%             7.8%

Pharmaceuticals               6.4%             7.0%

Oil and gas                   5.3%             6.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

When looking for ways to take advantage of strong consumer spending in Brazil's improving economy, banks seemed to offer attractive opportunities. Brazil's banking system is reasonably stable and consolidated, with only four major players. In our view, Banco Itau is the highest quality of these banks with a capable management team and solid growth strategy. Its ratio of loans to assets is low and easily sup ported the approximately 25% growth in loans the company experienced in 2004. Banco Itau is generating high net interest margins and very strong financial performance. The fund has maintained a significant position, but we sold some shares to capture profits.

One of the ways that we took advantage of rising commodity prices was to invest in diversified mining companies. CVRD, a Brazilian mining company that mines base metals, including iron ore, copper, and zinc, was attractively valued relative to its peers. During the semiannual period it advanced strongly, benefiting from rising commodity prices and global demand. Toward the end of the period we reduced the fund's position in CVRD because the stock price had risen and we no longer found it a compelling value.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 12/31/04)

 1 HSBC Holdings PLC (3.6%)
   United Kingdom
   Banking

 2 Royal Bank of Scotland
   Group PLC (3.1%)
   United Kingdom
   Banking

 3 Barclays PLC (2.9%)
   United Kingdom
   Banking

 4 Novartis AG (2.9%)
   Switzerland
   Pharmaceuticals

 5 BNP Paribas SA (2.7%)
   France
   Banking

 6 E. On AG (2.3%)
   Germany
   Electric utilities

 7 Zurich Financial
   Services AG (2.0%)
   Switzerland
   Insurance

 8 Nestl SA (2.0%)
   Switzerland
   Food

 9 Shell Transport & Trading
   Co. PLC (1.9%)
   United Kingdom
   Oil and gas

10 Allied Irish Banks PLC (1.7%)
   Ireland
   Banking

Footnote reads:
The fund's holdings will change over time.

In 2003, Japan Tobacco lost its contract to distribute Marlboro brand cigarettes in Japan. The stock price declined significantly on this negative news, as the distribution contract represented a big portion of the company's annual revenues. To win back the confidence of its shareholders, Japan Tobacco promised to cut costs, revamp its product distribution strategy, and introduce its own brand of menthol cigarettes. In 2004, the company executed this strategy effectively. Consequently, the stock was a very strong performer and boosted the portfolio's returns.

Stocks that disappointed during the period were primarily those of export companies that had difficulty dealing with the negative effects of currency trends. Nestl was the biggest detractor from performance during the semiannual period. Despite the company's cost cutting efforts, it faced rising costs for raw materials and an adverse pricing environment for its products, in addition to the currency headwind. These factors resulted in deteriorating financial performance for the company. The portfolio holds a fairly sizeable position, and we have been reducing it over time.

Another exporter, Philips Electronics, was also hurt by currency exchange rates. However, it also had numerous restructurings and disappointing results in its consumer goods and medical products divisions. In our opinion, the stock appears inexpensive by many measures, and we believe that the company may improve results in the near future, so the fund maintains a position.

Funai Electric, an electronics manufacturer, is among the most progressive of Japanese companies, having moved its manufacturing facilities to China. It produces many items for other companies' private labels, including printers for Lexmark. In addition, Funai will begin to sell its own branded product through both Wal-Mart and Best Buy later this year. Several factors contributed to a tough year for Funai, including weak sales at Wal-Mart, which hurt the stock. However, we believe the company's long-term prospects remain favorable, and we will consider adding to the fund's position if the stock price remains low.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In our view, growth prospects in many key places around the globe are currently equal to or better than those of the United States. We anticipate that Europe's economies will start to improve, while U.S. economic growth may slow.

We believe that China will be able to maintain a long-term growth rate of about 8%. If we are correct, China's economy should be able to support healthy growth in Japan, Australia, and the entire Asia-Pacific region.

We anticipate that U.S. currency will continue to weaken relative to the euro and the yen, through 2005, which should be beneficial for many international stocks.

This diversified fund focuses on the large, well-established companies that have favorable growth prospects, strong corporate governance, effective management, and well-considered strategies. By targeting these high-quality companies, we seek to reduce the risk of investing in international markets.

As always, we remain committed to helping you pursue your financial goals, and we believe Putnam International Growth and Income Fund can play a valuable role in a diversified portfolio.

-----------------------------------------------------------------------
The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam International Value Team. Pamela Holding is the Portfolio Leader and Frederick Copper and George Stairs are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended December 31.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                   $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -    $1,000,001
                   Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000    and over
-------------------------------------------------------------------------------------------------------------
Pamela Holding      2004                                        *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003                           *
-------------------------------------------------------------------------------------------------------------
Frederick Copper    2004               *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
George Stairs       2004               *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003               *
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/03.



Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Frederick Copper is also a Portfolio Member of Putnam Mid Cap Value
Fund.

George Stairs is also a Portfolio Member of Putnam International Equity
Fund.

Pamela Holding, Frederick Copper, and George Stairs may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended December 31, 2004, Portfolio Leader George Stairs became a Portfolio Member of your fund, and Portfolio Member Pamela Holding became your fund's Portfolio Leader. In addition, Portfolio Member Frederick Copper joined your fund's management team.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.

-----------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-----------------------------------------------------------------------------------------------------
                                                      $1 -        $10,001 -   $50,001 -    $100,001
                                      Year     $0     $10,000     $50,000     $100,000     $500,000
-----------------------------------------------------------------------------------------------------
Philippe Bibi                         2004      *
-----------------------------------------------------------------------------------------------------
Chief Technology Officer              2003      *
-----------------------------------------------------------------------------------------------------
John Boneparth                        2004      *
-----------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt     2003      *
-----------------------------------------------------------------------------------------------------
Kevin Cronin                          2004      *
-----------------------------------------------------------------------------------------------------
Deputy Head of Investments            N/A
-----------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.                 2004                            *
-----------------------------------------------------------------------------------------------------
President and CEO                     2003      *
-----------------------------------------------------------------------------------------------------
Amrit Kanwal                          2004      *
-----------------------------------------------------------------------------------------------------
Chief Financial Officer               N/A
-----------------------------------------------------------------------------------------------------
Steven Krichmar                       2004      *
-----------------------------------------------------------------------------------------------------
Chief of Operations                   N/A
-----------------------------------------------------------------------------------------------------
Francis McNamara, III                 2004                *
-----------------------------------------------------------------------------------------------------
General Counsel                       N/A
-----------------------------------------------------------------------------------------------------
Richard Monaghan                      2004                                         *
-----------------------------------------------------------------------------------------------------
Head of Retail Management             2003      *
-----------------------------------------------------------------------------------------------------
Stephen Oristaglio                    2004      *
-----------------------------------------------------------------------------------------------------
Head of Investments                   2003      *
-----------------------------------------------------------------------------------------------------
Richard Robie, III                    2004      *
-----------------------------------------------------------------------------------------------------
Chief Administrative Officer          N/A
-----------------------------------------------------------------------------------------------------
N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended December 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04
-----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M           Class R
(inception dates)              (8/1/96)              (8/1/96)              (2/1/99)              (8/1/96)         (12/1/03)
-----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP         NAV
-----------------------------------------------------------------------------------------------------------------------------
6 months                  15.21%      9.12%     14.74%      9.74%     14.73%     13.73%     14.95%     10.88%      14.96%
-----------------------------------------------------------------------------------------------------------------------------
1 year                    20.95      14.58      20.03      15.03      19.96      18.96      20.42      16.18       20.65
-----------------------------------------------------------------------------------------------------------------------------
5 years                   13.29       7.38       8.99       7.05       9.26       9.26      10.41       6.55       11.88
Annual average             2.53       1.43       1.74       1.37       1.79       1.79       2.00       1.28        2.27
-----------------------------------------------------------------------------------------------------------------------------
Life of fund             108.09      97.22      95.05      95.05      95.77      95.77      99.48      92.49      103.68
Annual average             9.10       8.41       8.26       8.26       8.31       8.31       8.55       8.09        8.82
-----------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class C and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


------------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/04
------------------------------------------------------------------------------------------
                                                          Lipper
                                      S&P/Citigroup       International
                                      World Ex-U.S.       Large-Cap Value
                                      Primary Markets     Funds category
                                      Value Index         average*
------------------------------------------------------------------------------------------
6 months                              17.04%              14.51%
------------------------------------------------------------------------------------------
1 year                                23.38               20.14
------------------------------------------------------------------------------------------
5 years                               18.13               -1.44
Annual average                         3.39               -0.44
------------------------------------------------------------------------------------------
Life of fund                          87.04               73.57
Annual average                         7.72                6.64
------------------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 12/31/04, there were 20, 20, 11, 8 funds, respectively, in this Lipper category.

------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/04
------------------------------------------------------------------------------------------------------
                                   Class A        Class B    Class C         Class M        Class R
------------------------------------------------------------------------------------------------------
Distributions (number)                1              1          1               1              1
------------------------------------------------------------------------------------------------------
Income*                             $0.088         $0.024     $0.029          $0.046         $0.092
------------------------------------------------------------------------------------------------------
Capital gains*                        --             --         --               --             --
------------------------------------------------------------------------------------------------------
Total                               $0.088         $0.024     $0.029          $0.046         $0.092
------------------------------------------------------------------------------------------------------
Share value:                     NAV      POP        NAV        NAV        NAV      POP        NAV
------------------------------------------------------------------------------------------------------
6/30/04                       $10.39   $10.97     $10.21     $10.32     $10.35   $10.73     $10.39
------------------------------------------------------------------------------------------------------
12/31/04                      $11.88   $12.54     $11.69     $11.81     $11.85   $12.28     $11.85
------------------------------------------------------------------------------------------------------

* Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.


Understanding your
fund's expenses


As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Growth and Income Fund from July 1, 2004, to December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 12/31/04
--------------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*           $7.27     $11.31     $11.31      $9.97      $8.61
--------------------------------------------------------------------------------------
Ending value (after expenses)   $1,152.10  $1,147.40  $1,147.30  $1,149.50  $1,149.60
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2004, use the calculation method below. To find the value of your investment on July 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 07/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 7/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $7.27 (see table above) = $72.70
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 12/30/04
--------------------------------------------------------------------------------------
                                   Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*            $6.82     $10.61     $10.61      $9.35      $8.08
--------------------------------------------------------------------------------------
Ending value  (after expenses)   $1,018.45  $1,014.67  $1,014.67  $1,015.93  $1,017.19
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.



--------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Your fund's annualized
expense ratio                   1.34%      2.09%      2.09%      1.84%      1.59%
--------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+    1.48%      2.23%      2.23%      1.98%      1.73%
--------------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                                2004      2003      2002      2001      2000
-----------------------------------------------------------------------------
Putnam International
Growth and Income Fund           71%       67%      143%      113%       82%
-----------------------------------------------------------------------------
Lipper International Large-Cap
Value Funds category average     82%       82%       86%       77%       44%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   2.46

Int'l stock
fund average       3.48

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns - with an emphasis on downside variations - over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Credit Index is an unmanaged index of corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P/Citigroup World Ex-U.S. Primary Markets Value Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
December 31, 2004 (Unaudited)

Common stocks (98.9%) (a)
Number of shares                                                          Value

Aerospace and Defense (0.6%)
-------------------------------------------------------------------------------
       146,124 European Aeronautic Defense and
               Space Co. (Netherlands) (S)                           $4,247,993

Airlines (0.8%)
-------------------------------------------------------------------------------
       396,800 Deutsche Lufthansa AG (Germany)
               (NON)                                                  5,673,340

Automotive (5.8%)
-------------------------------------------------------------------------------
        56,900 Bayerische Motoren Werke (BMW) AG
               (Germany)                                              2,563,582
        49,800 Honda Motor Co., Ltd. (Japan)                          2,581,142
        68,460 Hyundai Motor Co. (South Korea)                        3,670,689
       662,000 Nissan Motor Co., Ltd. (Japan)                         7,198,321
       123,854 Peugeot SA (France)                                    7,861,010
        80,531 Renault SA (France)                                    6,736,628
       246,100 Toyota Motor Corp. (Japan)                            10,016,955
                                                                 --------------
                                                                     40,628,327

Banking (19.5%)
-------------------------------------------------------------------------------
       358,295 ABN AMRO Holdings NV (Netherlands)                     9,490,826
       559,111 Allied Irish Banks PLC (Ireland)                      11,664,277
        76,400 Banco Itau SA ADR (Brazil)                             5,742,988
     1,789,833 Barclays PLC (United Kingdom)                         20,134,623
       258,833 BNP Paribas SA (France)                               18,749,870
       121,000 Canadian Imperial Bank of Commerce
               (Canada)                                               7,295,960
       104,700 Danske Bank A/S (Denmark)                              3,209,925
       380,000 DBS Group Holdings, Ltd. (Singapore)                   3,748,545
     1,466,460 HSBC Holdings PLC (London Exchange)
               (United Kingdom)                                      24,745,285
       366,000 Joyo Bank, Ltd. (The) (Japan)                          1,786,237
        60,405 National Bank of Greece SA (Greece)                    1,993,301
        50,290 National Bank of Greece 144A                           1,659,516
       307,000 Nordea AB (Sweden)                                     3,096,948
       643,349 Royal Bank of Scotland Group PLC
               (United Kingdom)                                      21,637,850
        24,600 Unibanco-Uniao de Bancos Brasileiros
               SA GDR (Brazil)                                          780,312
                                                                 --------------
                                                                    135,736,463

Basic Materials (1.0%)
-------------------------------------------------------------------------------
       118,974 Compagnie de Saint Gobain (France)                     7,166,436

Beverage (1.5%)
-------------------------------------------------------------------------------
       757,743 Diageo PLC (United Kingdom)                           10,807,970

Chemicals (2.1%)
-------------------------------------------------------------------------------
       118,900 BASF AG (Germany)                                      8,551,713
        75,736 Ciba Specialty Chemicals AG
               (Switzerland)                                          5,762,811
                                                                 --------------
                                                                     14,314,524

Communications Equipment (1.5%)
-------------------------------------------------------------------------------
     3,259,683 Telefonaktiebolaget LM Ericsson AB
               Class B (Sweden) (NON)                               10,404,758

Computers (0.8%)
-------------------------------------------------------------------------------
       831,000 Hitachi, Ltd. (Japan)                                  5,759,004

Conglomerates (1.4%)
-------------------------------------------------------------------------------
       311,500 Swire Pacific, Ltd. (Hong Kong)                        2,604,984
       221,485 Vivendi Universal SA (France) (NON)                    7,070,966
                                                                 --------------
                                                                      9,675,950

Construction (1.1%)
-------------------------------------------------------------------------------
     2,838,047 Aggregate Industries PLC (United
               Kingdom)                                               5,693,368
        79,043 CRH PLC (Ireland)                                      2,116,319
                                                                 --------------
                                                                      7,809,687

Consumer Cyclicals (0.5%)
-------------------------------------------------------------------------------
        86,700 Sony Corp. (Japan)                                     3,351,215

Consumer Finance (0.5%)
-------------------------------------------------------------------------------
        42,740 Acom Co., Ltd. (Japan)                                 3,199,764

Consumer Goods (0.6%)
-------------------------------------------------------------------------------
       129,188 Reckitt Benckiser PLC (United
               Kingdom)                                               3,903,555

Consumer Services (0.3%)
-------------------------------------------------------------------------------
        45,595 Adecco SA (Switzerland)                                2,296,194

Electric Utilities (3.4%)
-------------------------------------------------------------------------------
       175,246 E.On AG (Germany)                                     16,000,720
       222,916 Iberdrola SA (Spain)                                   5,665,448
       280,695 Scottish Power PLC (United Kingdom)                    2,172,913
                                                                 --------------
                                                                     23,839,081

Electrical Equipment (1.1%)
-------------------------------------------------------------------------------
        90,000 Siemens AG (Germany)                                   7,627,813

Electronics (4.0%)
-------------------------------------------------------------------------------
        27,100 FUNAI Electric Co., Ltd. (Japan)                       3,364,685
       389,653 Koninklijke (Royal) Philips
               Electronics NV (Netherlands)                          10,332,055
        47,625 Micronas Semiconductor Holding AG
               (Switzerland) (NON)                                    2,335,586
       234,900 Omron Corp. (Japan)                                    5,605,959
     3,699,863 Taiwan Semiconductor Manufacturing
               Co., Ltd. (Taiwan)                                     5,905,281
                                                                 --------------
                                                                     27,543,566

Energy (0.2%)
-------------------------------------------------------------------------------
       628,860 John Wood Group PLC (United Kingdom)                   1,617,678

Engineering & Construction (0.3%)
-------------------------------------------------------------------------------
        68,450 LG Engineering & Construction, Ltd.
               (South Korea)                                          1,884,673

Financial (0.4%)
-------------------------------------------------------------------------------
       190,500 Fubon Financial Holding Co., Ltd.
               GDR (Taiwan)                                           1,914,525
        13,400 Sanyo Shinpan Finance Co., Ltd.
               (Japan)                                                  952,191
                                                                 --------------
                                                                      2,866,716

Food (2.4%)
-------------------------------------------------------------------------------
        53,142 Nestle SA (Switzerland)                               13,907,235
       210,000 Toyo Suisan Kaisha, Ltd. (Japan)                       3,095,168
                                                                 --------------
                                                                     17,002,403

Forest Products and Packaging (0.7%)
-------------------------------------------------------------------------------
        10,160 Hankuk Paper Manufacturing Co., Ltd.
               (South Korea)                                            237,535
       116,100 Svenska Cellulosa AB (SCA) Class B
               (Sweden)                                               4,955,712
                                                                 --------------
                                                                      5,193,247

Insurance (7.8%)
-------------------------------------------------------------------------------
       106,800 ACE, Ltd. (Cayman Islands)                             4,565,700
       386,465 Aegon NV (Netherlands)                                 5,268,203
        53,200 Allianz AG (Germany)                                   7,024,345
        70,345 ING Canada, Inc. 144A (Canada) (NON)                   1,721,188
       308,408 ING Groep NV (Netherlands)                             9,330,442
       135,090 Swiss Re (Switzerland)                                 9,637,402
        38,500 XL Capital, Ltd. Class A (Cayman
               Islands)                                               2,989,525
        83,906 Zurich Financial Services AG
               (Switzerland)                                         13,994,175
                                                                 --------------
                                                                     54,530,980

Investment Banking/Brokerage (2.7%)
-------------------------------------------------------------------------------
       245,745 Credit Suisse Group (Switzerland)
               (NON)                                                 10,333,050
       299,000 Nomura Securities Co., Ltd. (Japan)                    4,360,234
        49,551 UBS AG (Switzerland)                                   4,156,129
                                                                 --------------
                                                                     18,849,413

Lodging/Tourism (1.3%)
-------------------------------------------------------------------------------
       104,087 Accor SA (France)                                      4,556,576
       866,739 Hilton Group PLC (United Kingdom)                      4,733,735
                                                                 --------------
                                                                      9,290,311

Machinery (0.5%)
-------------------------------------------------------------------------------
       703,000 Kubota Corp. (Japan)                                   3,485,837

Manufacturing (0.9%)
-------------------------------------------------------------------------------
       147,800 SKF AB Class B (Sweden)                                6,586,988

Metals (3.7%)
-------------------------------------------------------------------------------
       790,089 BHP Billiton PLC (United Kingdom)                      9,259,660
        86,600 Companhia Vale do Rio Doce (CVRD)
               ADR (Brazil)                                           2,512,266
        85,100 Dofasco, Inc. (Canada)                                 3,225,261
       107,000 JFE Holdings, Inc. (Japan)                             3,054,905
       251,425 Rio Tinto PLC (United Kingdom)                         7,399,187
                                                                 --------------
                                                                     25,451,279

Natural Gas Utilities (0.8%)
-------------------------------------------------------------------------------
     1,371,000 Tokyo Gas Co., Ltd. (Japan)                            5,620,498

Office Equipment & Supplies (1.4%)
-------------------------------------------------------------------------------
       268,000 Brother Industries, Ltd. (Japan)                       2,278,458
       133,100 Canon, Inc. (Japan)                                    7,184,412
                                                                 --------------
                                                                      9,462,870

Oil & Gas (6.2%)
-------------------------------------------------------------------------------
       957,493 BP PLC (United Kingdom)                                9,337,545
        89,100 Canadian Natural Resources, Ltd.
               (Canada)                                               3,811,983
       229,300 ENI SpA (Italy)                                        5,740,439
        34,112 Norsk Hydro ASA (Norway)                               2,688,381
       130,600 Petroleo Brasileiro SA ADR (Brazil)                    5,195,268
     1,534,608 Shell Transport & Trading Co. PLC
               (United Kingdom)                                      13,080,182
        15,097 Total SA (France)                                      3,297,296
                                                                 --------------
                                                                     43,151,094

Pharmaceuticals (7.0%)
-------------------------------------------------------------------------------
        99,477 AstraZeneca PLC (London Stock
               Exchange) (United Kingdom)                             3,607,348
       395,196 Novartis AG (Switzerland)                             19,919,714
        84,905 Roche Holding AG (Switzerland)                         9,776,623
       308,100 Sankyo Co., Ltd. (Japan)                               6,961,947
       171,000 Taisho Pharmaceutical Co., Ltd.
               (Japan)                                                3,722,108
       116,600 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                                4,541,083
                                                                 --------------
                                                                     48,528,823

Publishing (0.8%)
-------------------------------------------------------------------------------
       366,000 Dai Nippon Printing Co., Ltd.
               (Japan)                                                5,873,148

Railroads (0.7%)
-------------------------------------------------------------------------------
        31,000 Canadian National Railway Co.
               (Canada)                                               1,890,951
           561 East Japan Railway Co. (Japan)                         3,121,230
                                                                 --------------
                                                                      5,012,181

Retail (3.3%)
-------------------------------------------------------------------------------
       126,000 Aeon Co., Ltd. (Japan)                                 2,103,075
        11,200 Aeon Co., Ltd. 144A (Japan)                              186,940
     1,051,846 Dixons Group PLC (United Kingdom)                      3,069,228
       385,230 GUS PLC (United Kingdom)                               6,940,452
       391,000 Onward Kashiyama Co., Ltd. (Japan)                     5,690,395
       797,460 Tesco PLC (United Kingdom)                             4,925,619
                                                                 --------------
                                                                     22,915,709

Telecommunications (8.8%)
-------------------------------------------------------------------------------
     7,148,000 China Telecom Corp., Ltd. (China)                      2,620,976
       287,500 Deutsche Telekom AG (Germany) (NON)                    6,501,934
       217,145 France Telecom 144A (France)                           7,189,165
        75,530 France Telecom SA (France)                             2,500,623
       268,070 Hellenic Telecommunication
               Organization (OTE) SA (Greece)                         4,816,495
       311,567 Koninklijke (Royal) KPN NV
               (Netherlands)                                          2,959,920
           857 Nippon Telegraph & Telephone (NTT)
               Corp. (Japan)                                          3,847,926
         2,120 NTT DoCoMo, Inc. (Japan)                               3,910,981
        72,592 SK Telecom Co., Ltd. ADR (South
               Korea) (S)                                             1,615,172
       194,900 Tele Norte Leste Participacoes SA
               ADR (Brazil)                                           3,287,963
     1,885,750 Telecom Italia SpA (Italy) (S)                         7,714,398
       346,641 Telefonica SA (Spain)                                  6,529,720
       103,700 Telus Corp. (Canada)                                   3,135,499
     1,681,523 Vodafone Group PLC (United Kingdom)                    4,559,578
                                                                 --------------
                                                                     61,190,350

Tobacco (1.2%)
-------------------------------------------------------------------------------
           721 Japan Tobacco, Inc. (Japan)                            8,233,968

Transportation Services (0.8%)
-------------------------------------------------------------------------------
       210,998 TPG NV (Netherlands)                                   5,729,612

Water Utilities (0.5%)
-------------------------------------------------------------------------------
       105,537 Veolia Environnement (France)                          3,819,683
                                                                 --------------
               Total Common stocks
               (cost $554,383,736)                                 $690,283,101

Short-term investments (2.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $6,962,145 Short-term investments held as collateral
               for loaned securities with yields ranging
               from 2.15% to 2.50% and due dates ranging
               from January 3, 2005 to February 2, 2005(d)           $6,960,780
    10,984,906 Putnam Prime Money Market Fund (e)                    10,984,906
                                                                 --------------
               Total Short-term investments
               (cost $17,945,686)                                   $17,945,686
-------------------------------------------------------------------------------
               Total Investments
               (cost $572,329,422)                                 $708,228,787
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $697,632,607.

(NON) Non-income-producing security.

  (S) Securities on loan, in part of in entirety, at December 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt rom registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at December 31, 2004:
      (as a percentage of net assets)

      Brazil                                          2.5%
      Canada                                          3.1
      Cayman Islands                                  1.1
      France                                         10.0
      Germany                                         7.8
      Greece                                          1.2
      Ireland                                         2.0
      Italy                                           1.9
      Japan                                          17.5
      Netherlands                                     6.9
      South Korea                                     1.1
      Spain                                           1.8
      Sweden                                          3.6
      Switzerland                                    13.3
      Taiwan                                          1.1
      United Kingdom                                 22.8
      Other                                           2.3
      Total                                         100.0%

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
December 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $6,597,380 of securities on loan (Note 1)
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $561,344,516)              $697,243,881
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $10,984,906) (Note 5)          10,984,906
-------------------------------------------------------------------------------
Cash                                                                      669
-------------------------------------------------------------------------------
Foreign currency (cost $25,782) (Note 1)                               26,778
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,084,827
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                886,716
-------------------------------------------------------------------------------
Receivable for securities sold                                        765,484
-------------------------------------------------------------------------------
Total assets                                                     $710,993,261

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      279,568
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          3,988,961
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,205,101
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            171,402
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 88,335
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,566
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                465,605
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  6,960,780
-------------------------------------------------------------------------------
Other accrued expenses                                                199,336
-------------------------------------------------------------------------------
Total liabilities                                                  13,360,654
-------------------------------------------------------------------------------
Net assets                                                       $697,632,607

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $699,182,325
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (723,549)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and  foreign
currency transactions (Note 1)                                   (136,775,647)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and  assets and
liabilities in foreign currencies                                 135,949,478
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $697,632,607

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($377,314,125 divided by 31,761,565 shares)                            $11.88
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $11.88)*                $12.54
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($259,885,756 divided by 22,226,316 shares)**                          $11.69
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($25,685,228 divided by 2,174,391 shares)**                            $11.81
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,101,502 divided by 1,359,344 shares)                              $11.85
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.85)*                $12.28
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($28,053 divided by 2,367 shares)                        $11.85
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($18,617,943 divided by 1,564,070 shares)                $11.90
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended December 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $530,881) (Note 1)                $4,445,273
-------------------------------------------------------------------------------
Interest (interest income of $33,255 from investments in
affiliated issuers) (Note 5)                                           33,255
-------------------------------------------------------------------------------
Securities lending                                                     14,103
-------------------------------------------------------------------------------
Total investment income                                             4,492,631

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,455,903
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      756,902
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               302,020
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             13,215
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       13,485
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 409,820
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,237,572
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 113,258
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  55,408
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      28
-------------------------------------------------------------------------------
Other                                                                 208,011
-------------------------------------------------------------------------------
Non-recurring costs (Note 2 and 6)                                     20,689
-------------------------------------------------------------------------------
Cost assumed by Manager (Note 2 and 6)                                (20,689)
-------------------------------------------------------------------------------
Fee waived and reimbursed by Manager (Notes 2 and 5)                 (330,289)
-------------------------------------------------------------------------------
Total expenses                                                      5,235,333
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (150,005)
-------------------------------------------------------------------------------
Net expenses                                                        5,085,328
-------------------------------------------------------------------------------
Net investment loss                                                  (592,697)
-------------------------------------------------------------------------------
Net realized gain on investments (net of foreign taxes of
$131,981) (Notes 1 and 3)                                          20,297,195
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           256,220
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                   12,911
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       70,571,516
-------------------------------------------------------------------------------
Net gain on investments                                            91,137,842
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $90,545,145
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 December 31          June 30
Increase (decrease) in net assets                       2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                       $(592,697)      $3,556,754
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             20,553,415       98,247,965
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        70,584,427       71,222,868
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        90,545,145      173,027,587
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (2,756,273)      (4,068,487)
-------------------------------------------------------------------------------
Class B                                             (541,431)      (1,573,300)
-------------------------------------------------------------------------------
Class C                                              (62,416)        (133,027)
-------------------------------------------------------------------------------
Class M                                              (62,306)        (128,755)
-------------------------------------------------------------------------------
Class R                                                 (185)             (13)
-------------------------------------------------------------------------------
Class Y                                             (160,866)        (180,317)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              19,071           98,630
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                          (3,836,859)    (174,527,210)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           83,143,880       (7,484,892)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              614,488,727      621,973,619
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $723,549
and undistributed net investment income of
$3,452,625, respectively)                       $697,632,607     $614,488,727
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                    Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $10.39           $7.99           $8.77           $9.39          $12.80          $12.59
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .01 (d)         .08 (d)         .10             .09             .11             .13
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.57            2.45            (.78)           (.68)          (2.33)           1.81
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.58            2.53            (.68)           (.59)          (2.22)           1.94
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.09)           (.13)           (.10)           (.03)           (.13)           (.37)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.00)          (1.36)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.06)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.09)           (.13)           (.10)           (.03)          (1.19)          (1.73)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $11.88          $10.39           $7.99           $8.77           $9.39          $12.80
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.21*          31.80           (7.67)          (6.25)         (18.25)          16.33
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $377,314        $313,716        $329,904        $409,602        $483,057        $582,386
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .67 (d)*       1.45 (d)        1.41            1.34            1.29            1.28
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .06 (d)*        .89 (d)        1.33            1.03             .99            1.02
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     21.75*          71.43           66.54          142.72          113.10           82.07
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.01%, respectively based on average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                  Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $10.21           $7.85           $8.62           $9.26          $12.65          $12.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)             (.03)(d)         .02 (d)         .04             .02             .03             .03
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.53            2.40            (.78)           (.66)          (2.29)           1.79
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.50            2.42            (.74)           (.64)          (2.26)           1.82
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.02)           (.06)           (.03)             --            (.09)           (.30)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.00)          (1.36)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.04)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.02)           (.06)           (.03)             --           (1.13)          (1.66)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $11.69          $10.21           $7.85           $8.62           $9.26          $12.65
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     14.74*          30.89           (8.51)          (6.91)         (18.83)          15.41
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $259,886        $250,712        $241,768        $310,734        $371,489        $488,654
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.05 (d)*       2.20 (d)        2.16            2.09            2.04            2.03
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.30)(d)*        .17 (d)         .56             .28             .23             .25
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     21.75*          71.43           66.54          142.72          113.10           82.07
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.01%, respectively based on average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                         December 31
Per-share                                (Unaudited)                                 Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $10.32           $7.93           $8.70           $9.35          $12.75          $12.57
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)             (.03)(d)         .01 (d)         .05             .03             .03             .04
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.55            2.44            (.78)           (.68)          (2.30)           1.80
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.52            2.45            (.73)           (.65)          (2.27)           1.84
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.03)           (.06)           (.04)             -- (e)        (.09)           (.30)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.00)          (1.36)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.04)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.03)           (.06)           (.04)             --           (1.13)          (1.66)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $11.81          $10.32           $7.93           $8.70           $9.35          $12.75
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     14.73*          30.89           (8.37)          (6.94)         (18.75)          15.50
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $25,685         $22,267         $24,062         $25,717         $26,078         $22,903
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.05 (d)*       2.20 (d)        2.16            2.09            2.04            2.03
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.31)(d)*        .09 (d)         .62             .31             .29             .34
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     21.75*          71.43           66.54          142.72          113.10           82.07
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.01%, respectively based on average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $10.35           $7.95           $8.72           $9.36          $12.76          $12.55
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)             (.02)(d)         .03 (d)         .06             .04             .05             .06
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.57            2.45            (.78)           (.67)          (2.30)           1.82
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.55            2.48            (.72)           (.63)          (2.25)           1.88
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.05)           (.08)           (.05)           (.01)           (.10)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.00)          (1.36)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.05)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.05)           (.08)           (.05)           (.01)          (1.15)          (1.67)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $11.85          $10.35           $7.95           $8.72           $9.36          $12.76
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     14.95*          31.22           (8.20)          (6.75)         (18.65)          15.83
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $16,102         $14,486         $17,950         $24,751         $29,681         $40,648
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .93 (d)*       1.95 (d)        1.91            1.84            1.79            1.78
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.18)(d)*        .35 (d)         .80             .52             .47             .51
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     21.75*          71.43           66.54          142.72          113.10           82.07
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.01%, respectively based on average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------
                                                    Six months   For the period
                                                      ended         December 1,
                                                    December 31      2003+ to
Per-share                                          (Unaudited)       June 30,
operating performance                                  2004            2004
-------------------------------------------------------------------------------
Net asset value,
beginning of period                                  $10.39           $9.31
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)                       (.07)(d)         .12 (d)
-------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                    1.62            1.09
-------------------------------------------------------------------------------
Total from
investment operations                                  1.55            1.21
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income                             (.09)           (.13)
-------------------------------------------------------------------------------
Total distributions                                    (.09)           (.13)
-------------------------------------------------------------------------------
Redemption fees                                          -- (e)          -- (e)
-------------------------------------------------------------------------------
Net asset value,
end of period                                        $11.85          $10.39
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                14.96*          13.06*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $28              $1
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                            .80 (d)*       1.00*
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                           (.40)(d)*        .59*
-------------------------------------------------------------------------------
Portfolio turnover (%)                                21.75*          71.43
-------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.01%, respectively based on average net assets for class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six months
                                                        ended                                                     For the period
                                                      December 31                                                 October 2,2000+
Per-share                                            (Unaudited)                 Year ended June 30                   to June 30
operating performance                                    2004            2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                    $10.42           $8.01           $8.79           $9.39          $11.75
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                 .02 (d)         .13 (d)         .12             .11             .12
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                    1.57            2.44            (.78)           (.67)          (1.28)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                    1.59            2.57            (.66)           (.56)          (1.16)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                               (.11)           (.16)           (.12)           (.04)           (.14)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                      --              --              --              --           (1.00)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                     --              --              --              --            (.06)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.11)           (.16)           (.12)           (.04)          (1.20)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                            -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $11.90          $10.42           $8.01           $8.79           $9.39
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                  15.26*          32.29           (7.37)          (5.91)         (10.90)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $18,618         $13,307          $8,290          $8,111          $3,443
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                 .55 (d)*       1.20 (d)       1 .16            1.09             .77*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                 .18 (d)*       1.28 (d)        1.61            1.43            1.06*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  21.75*          71.43           66.54          142.72          113.10
---------------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.01%, respectively based on average net assets for class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam International Growth and Income Fund ("the fund"), a Massachusetts business trust, is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50 % and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Prior to April 19, 2004, a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations.

At December 31, 2004 the value of securities loaned amounted to $6,597,380. The fund received cash collateral of $6,960,780 which is pooled with collateral of other Putnam funds into 26 issues of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2004, the fund had a capital loss carryover of $155,244,800 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------
   $89,233,430      June 30, 2010
    66,011,370      June 30, 2011

The aggregate identified cost on a tax basis is $574,413,685, resulting in gross unrealized appreciation and depreciation of $140,480,011 and $6,664,909, respectively, or net unrealized depreciation of $133,815,102.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004 at which time the Lipper limit will become effective, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.13% of the fund's average net assets. For the period ended December 31, 2004, Putnam Management waived $327,718 of its management fee from the fund.

Effective January 3, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended December 31, 2004, Putnam Management has assumed $20,689 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended 2004, the fund paid PFTC $1,058,922 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended December 31, 2004, the fund's expenses were reduced by $150,005 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,317, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $22,598 and $545 from the sale of class A and class M shares, respectively, and received $100,481 and $712 in contingent deferred sales charges from redemptions of class B and class C shares, respectively and received $13 and no money in contingent deferred sales charges from redemptions of class A and class M shares, respectively.

Note 3
Purchases and sales of securities

During the year ended December 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $135,490,718 and $149,659,513, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At December 31, 2004 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,180,266       $56,325,576
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       226,017         2,617,347
----------------------------------------------------------------
                                     5,406,283        58,942,923

Shares repurchased                  (3,834,299)      (41,259,399)
----------------------------------------------------------------
Net increase                         1,571,984       $17,683,524
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,066,212       $66,809,367
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          405,547         3,869,134
----------------------------------------------------------------
                                     7,471,759        70,678,501

Shares repurchased                 (18,593,866)     (173,914,936)
----------------------------------------------------------------
Net decrease                       (11,122,107)    $(103,236,435)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,871,348       $19,845,155
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        43,116           491,521
----------------------------------------------------------------
                                     1,914,464        20,336,676

Shares repurchased                  (4,240,377)      (44,830,056)
----------------------------------------------------------------
Net decrease                        (2,325,913)     $(24,493,380)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,395,655       $41,114,532
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       151,415         1,423,304
----------------------------------------------------------------
                                     4,547,070        42,537,836

Shares repurchased                 (10,790,539)      (99,887,556)
----------------------------------------------------------------
Net decrease                        (6,243,466)     $(57,349,720)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            250,120        $2,713,188
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,255            48,975
----------------------------------------------------------------
                                       254,375         2,762,163

Shares repurchased                    (237,500)       (2,503,742)
----------------------------------------------------------------
Net increase                            16,875          $258,421
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            751,887        $7,002,802
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,980           104,308
----------------------------------------------------------------
                                       762,867         7,107,110

Shares repurchased                  (1,639,357)      (15,413,551)
----------------------------------------------------------------
Net decrease                          (876,490)      $(8,306,441)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            155,715        $1,652,424
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,157            59,507
----------------------------------------------------------------
                                       160,872         1,711,931

Shares repurchased                    (201,065)       (2,137,253)
----------------------------------------------------------------
Net decrease                           (40,193)        $(425,322)
----------------------------------------------------------------
Year ended June 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            272,393        $2,512,763
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,944           113,584
----------------------------------------------------------------
                                       284,337         2,626,347

Shares repurchased                  (1,142,640)      (10,640,467)
----------------------------------------------------------------
Net decrease                          (858,303)      $(8,014,120)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              2,249           $24,181
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            16               185
----------------------------------------------------------------
                                         2,265            24,366

Shares repurchased                          (7)              (77)
----------------------------------------------------------------
Net increase                             2,258           $24,289
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                                to June 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,811           $18,330
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                13
----------------------------------------------------------------
                                         1,812            18,343

                                        (1,703)          (17,176)
----------------------------------------------------------------
Net increase                               109            $1,167
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            410,350        $4,459,809
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        13,868           160,866
----------------------------------------------------------------
                                       424,218         4,620,675

Shares repurchased                    (137,580)       (1,495,668)
----------------------------------------------------------------
Net increase                           286,638        $3,125,007
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            771,188        $7,270,727
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        18,823           180,317
----------------------------------------------------------------
                                       790,011         7,451,044

Shares repurchased                    (547,330)       (5,072,705)
----------------------------------------------------------------
Net increase                           242,681        $2,378,339
----------------------------------------------------------------

At December 31, 2004, Putnam LLC owned 110 class R shares of the fund (5% of class R shares outstanding), valued at $1,304.

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an Exemptive Order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2004, management fees paid were reduced by $2,571 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $33,255 for the period ended December 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the Trust and of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting
At the meeting, each of the nominees for Trustees was elected, as follows:

                                Votes               Votes
                                for                 withheld
-------------------------------------------------------------------------------
Jameson A. Baxter               163,597,273         5,533,247
Charles B. Curtis               163,572,449         5,558,071
Myra R. Drucker                 165,011,946         4,118,574
Charles E. Haldeman, Jr.        164,492,814         4,637,706
John A. Hill                    163,556,357         5,574,163
Ronald J. Jackson               163,620,413         5,510,107
Paul L. Joskow                  163,550,619         5,579,901
Elizabeth T. Kennan             163,517,040         5,613,480
John H. Mullin, III             163,514,817         5,615,703
Robert E. Patterson             163,594,414         5,536,106
George Putnam, III              163,401,185         5,729,335
A.J.C. Smith*                   163,402,416         5,728,104
W. Thomas Stephens              163,594,855         5,535,665
Richard B. Worley               165,050,333         4,080,187

January 10, 2005 meeting

A proposal to amend fund's fundamental investment restriction with respect to borrowing to allow the fund the investments flexibility permitted by the Investment Company Act was approved as follows:

                                Votes               Votes
                                for                 against         Abstentions
-------------------------------------------------------------------------------
                                113,467,261         9,853,254       4,843,777

* Mr. Smith resigned from the Board of Trustees on January 21, 2005.

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                                Votes               Votes
                                for                 against         Abstentions
-------------------------------------------------------------------------------
                                114,103,299         9,611,613       4,449,381

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market was approved as follows:

                                Votes               Votes
                                for                 against         Abstentions
-------------------------------------------------------------------------------
                                118,153,085         5,723,881       4,287,326

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was approved as follows:

                                Votes               Votes
                                for                 against         Abstentions
-------------------------------------------------------------------------------
                                114,784,161         7,974,771       5,405,361

All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's International group for the year ended December 31, 2004. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Goldman Sachs, Union Bank of Switzerland, Merrill Lynch, Citigroup, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Bear Stearns, Deutsche Bank, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp, JP Morgan, Lehman Brothers, Morgan Stanley, Royal Bank of Canada, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Putnam puts your interests first

In January 2004, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA024-216571  2/05


Not FDIC Insured    May Lose Value    No Bank Guarantee




Semi-Annual Report Supplement                                   223044  2/05
Dated February 22, 2005
----------------------------------------------------------------------------
Putnam International Growth and Income Fund (the "fund")

Semi-annual report as of December 31, 2004

The results of the November 11, 2004 and January 10, 2005 shareholder meetings on page 45 and 46 of the report are replaced with the following:

Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund and of Putnam Funds Trust (the "Trust"), of which the fund is a series, was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected with all the funds of the Trust voting together as a single class, as follows:

                               Votes for        Votes withheld
--------------------------------------------------------------
Jameson A. Baxter          2,821,702,713             1,804,084
Charles B. Curtis          2,821,685,965             1,820,832
Myra R. Drucker            2,821,795,973             1,710,824
Charles E. Haldeman, Jr.   2,821,791,277             1,715,520
John A. Hill               2,821,712,751             1,794,046
Ronald J. Jackson          2,821,725,213             1,781,584
Paul L. Joskow             2,821,743,946             1,762,851
Elizabeth T. Kennan        2,821,709,111             1,797,686
John H. Mullin, III        2,821,728,716             1,778,081
Robert E. Patterson        2,821,746,869             1,759,928
George Putnam, III         2,821,717,761             1,789,036
A.J.C. Smith*              2,821,699,481             1,807,316
W. Thomas Stephens         2,821,743,102             1,763,695
Richard B. Worley          2,821,828,187             1,678,610

A proposal to amend the Trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was approved with all the funds of the Trust voting together as a single class, as follows:

               Votes for      Votes against        Abstentions
--------------------------------------------------------------
           2,810,676,404          1,548,589         11,281,804

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

PUTNAM INVESTMENTS
[SCALE LOGO OMITTED]


January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

               Votes for      Votes against        Abstentions
--------------------------------------------------------------
              22,853,205          1,623,746          9,358,922

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

               Votes for      Votes against        Abstentions
--------------------------------------------------------------
              22,912,478          1,573,460          9,349,935

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime

Money Market was approved as follows:

               Votes for      Votes against        Abstentions
--------------------------------------------------------------
              23,771,749            995,269          9,068,856

All tabulations are rounded to the nearest whole number.




PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]

----------------------------------------------------------------------------

Putnam International Growth and Income Fund
Supplement to Semiannual Report dated 12/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/04

                                                                        NAV

6 months                                                              15.26%
1 year                                                                21.19
5 years                                                               14.75
Annual average                                                         2.79
Life of fund (since class A inception, 8/1/96)                       110.78
Annual average                                                         9.27

Share value:                                                            NAV

6/30/04                                                              $10.42
12/31/04                                                             $11.90

----------------------------------------------------------------------------

Distributions:       No.       Income       Capital gains             Total
                     1         $0.107            --                  $0.107

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (10/2/00) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see page 11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 12/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $5.91
Ending value (after expenses)                                      $1,152.60
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 12/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $5.55
Ending value (after expenses)                                      $1,019.71
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                   1.09%
Average annualized expense ratio for Lipper peer group+                1.23%
----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: February 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: February 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: February 28, 2005